As filed with the Securities and Exchange Commission on March 1, 2010
Registration No. 2-80808
SEC File No. 811-3616
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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. ____
Post-Effective Amendment No. 34   [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 36

Madison Mosaic Income Trust
(Exact Name of Registrant as Specified in Charter)

550 Science Drive
Madison, Wisconsin  53711

Registrant's Telephone Number:  (800) 368-3195

Pamela M. Krill
General Counsel and Chief Legal Officer
Madison Mosaic Tax-Free Trust
550 Science Drive
Madison, Wisconsin 53711
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2010 pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

[   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
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PROSPECTUS
May 1, 2010

Madison Mosaic Income Trust

Government Fund (Ticker Symbol:  MADTX)
Core Bond Fund (Ticker Symbol:  MADBX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(mosaic logo) Madison Mosaic Funds ®
www.mosaicfunds.com

Summary Data: Government Fund	1
Investment Objectives/Goals	1
Fees and Expenses	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks	2
Risk/Return Bar Chart and Performance Table	2
Management	3
Purchase and Sale of Fund Shares	3
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Summary Data: Core Bond	5
Investment Objectives/Goals	5
Fees and Expenses	5
Portfolio Turnover	5
Principal Investment Strategies	6
Principal Risks	6
Risk/Return Bar Chart and Performance Table	7
Management	8
Purchase and Sale of Fund Shares	8
Tax Information	8
Payments to Broker-Dealers and Other Financial Intermediaries	8
Investment Objectives	9
Implementation of Investment Objectives	9
All Funds	9
Government Fund	10
Core Bond Fund	10
Risks	12
All Funds	12
Core Bond Fund	13
Portfolio Holdings	14
Management	14
Investment Adviser	14
Compensation	15
Pricing of Fund Shares	15
Shareholder Information	16
Purchase and Redemption Procedures	16
Dividends and Distributions	16
Frequent Purchases and Redemptions of Fund Shares	16
Taxes	18
Federal Taxes	18
State and Local Taxes	18
Taxability of Transactions	18
Certification of Tax Identification Number	18
Financial Highlights	19

1

SUMMARY DATA:  GOVERNMENT FUND

Investment Objectives/Goals
The investment objective of the Government Fund is to receive income from bonds and to distribute that income to its investors as dividends.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Government Fund.

Shareholder Fees:
(fees paid directly from your investment)
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.40%
Distribution (12b-1) fees	None
Other expenses	0.28%
Total annual fund operating expenses	0.68%

Example:

This example is intended to help you compare the cost of investing in the Government Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Government Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Portfolio Turnover
The Government Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Government Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

2

Principal Investment Strategies
The Government Fund seeks to achieve its investment objective through diversified investments in bonds and other debt securities.  The Fund invests only in investment grade U.S. Government securities and emphasizes the safety of principal and interest for its portfolio investments. The maturities of such investments may range from long-term (20 years or more) to short-term (less than 10 years).

Principal Risks

Interest Rate Risk.  The share price of the Government Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Tax-Related Risk.  You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Government Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period.  This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index.  Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

3

Government Fund Calendar Year Returns

%
12
10
8
6
4
2
0
-2
-4
10.19%
7.62%
7.45%
1.24%
0.89%
0.69%
3.07%
7.10%
8.17%
1.19%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 4.91% (quarter ended September 30, 2001)

Lowest:                       -1.79% (quarter ended June 30, 2004)

Government Fund Average Annual Total Returns (for the period ended December 31, 2009)
	One Year	Five Years	Ten Years
Return before taxes	1.19%	4.00%	4.70%
Return after taxes on distributions	0.24%	2.92%	3.37%
Return after taxes on distributions and sale of fund shares	0.83%	2.78%	3.23%
Barclays Capital Intermediate Government Bond Index (reflects no deduction for fees, expenses or taxes)	-0.32%	4.74%	5.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information is available by calling the Fund’s shareholder service department toll-free at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.  The investment adviser to the Government Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (collectively referred to herein as “Madison”).

Portfolio Managers.  Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Government Fund.  Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbit has served in this capacity since 1996.

4

Purchase and Sale of Fund Shares

Purchase minimums
To establish an account:
$1,000 for a regular account
$500 for an IRA account
$100 for an Education Savings Account with automatic monthly investments of at least $100

To add to an account:
$50 for all account types

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Government Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

5

SUMMARY DATA:  CORE BOND FUND

Investment Objectives/Goals
The investment objective of the Core Bond Fund is to receive income from bonds and to distribute that income to its investors as dividends.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Bond Fund.

Shareholder Fees:
(fees paid directly from your investment)
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.40%
Distribution (12b-1) fees	None
Other expenses	0.30%
Total annual fund operating expenses	0.70%

Example:

This example is intended to help you compare the cost of investing in the Core Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Core Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871

Portfolio Turnover
The Core Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Core Bond Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

6

Principal Investment Strategies
The Core Bond Fund seeks to achieve its investment objective through diversified investments in bonds and other debt securities.  The Fund invests in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. It invests at least 80% of its total assets in bonds, with the total portfolio having a dollar weighted average maturity of ten years or less. Also, at least 65% of the Fund’s net assets will be invested in investment grade bonds. Finally, up to 35% of the Fund’s total assets may be invested in securities rated as low as B, including those commonly referred to as “high yield,” “high risk” or “junk” bonds.

Principal Risks

Interest Rate Risk.  The share price of the Core Bond Fund reflects the value of the bonds held by it. When interest rates or general demand for municipal securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.

Tax-Related Risk.  You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

High-Yield Bond Risk.  Because the Fund may invest up to 35% of its total assets in bonds rated below investment grade, you should understand the risks associated with these bonds, which include the following:

•	The Youth and Growth of the High Yield Bond Market. The high yield (junk) bond market is relatively young and supply is limited.
•
Sensitivity to Interest Rates and Economic Changes. Prices of high yield (junk) bonds may be less sensitive to interest rate changes than other bonds, but more sensitive to adverse economic changes or individual corporate developments.

•	Market Expectations. High yield (junk) bond values are very sensitive to market expectations about the credit worthiness of the issuing companies.
•	Liquidity and Valuation. There may be “thin” trading during times of market distress.

7

•	Taxation. Interest income may be recognized as taxable even though payment of such interest is not received in cash.
•	Credit Ratings. Changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Core Bond Fund’s returns by showing changes in the Fund’s performance from year to year over a 10-year period.  This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index.  Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Core Bond Fund Calendar Year Returns
Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 5.29% (quarter ended December 31, 2008)

Lowest: -1.83% (quarter ended June 30, 2004)

Core Bond Fund Average Annual Total Returns (for the period ended December 31, 2009)
	One Year	Five Years	Ten Years
Return before taxes	3.43%	4.15%	5.03%
Return after taxes on distributions	2.32%	2.81%	3.42%
Return after taxes on distributions and sale of fund shares	2.22%	2.75%	3.33%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.93%	4.97%	6.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information is available by calling the Fund’s shareholder service department toll-free at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

8

Management

Investment Adviser.  The investment adviser to the Core Bond Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (collectively referred to herein as “Madison”).

Portfolio Managers.  Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Government Fund.  Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbit has served in this capacity since 1996.

Purchase and Sale of Fund Shares

Purchase minimums
To establish an account:
$1,000 for a regular account
$500 for an IRA account
$100 for an Education Savings Account with automatic monthly investments of at least $100

To add to an account:
$50 for all account types

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Core Bond Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

9

INVESTMENT OBJECTIVES

Madison Mosaic Income Trust (the “Trust”) offers two portfolios for investment through this prospectus:  the Government Fund and the Core Bond Fund (each, a “Fund” and collectively, the “Funds”).  The Funds share a common objective:  to receive income from bonds and to distribute that income to its investors as dividends.

The Funds’ Board of Trustees may change either Fund’s investment objective without shareholder approval.  However, you will receive prior written notice of any material change.  There is no assurance that either Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

All Funds

General Selection Criteria.  Madison selects bonds for each Fund that Madison believes provide the best combination of yield (i.e., the interest rate the bond pays in relation to its price), credit risk and diversification for the respective Fund. To a lesser extent, Madison also considers whether a particular bond may increase in value from its price at the time of purchase.

Portfolio Trading Activity - Taxable Capital Gains Potential. Madison may alter the composition of any Fund with regard to quality and maturity and may sell securities prior to maturity. Under normal circumstances, however, turnover for each Fund is generally not expected to exceed 100%.  Sales of Fund securities may result in capital gains. This can occur any time Madison sells a bond at a price that was higher than the price paid for it, even if Madison does not engage in active or frequent trading.  Under normal circumstances, no Fund will engage in active or frequent trading of its bonds. However, it is possible that Madison will determine that market conditions require a significant change to the composition of a Fund’s portfolio. For example, if interest rates rise or fall significantly, Madison may attempt to sell bonds before they lose much value. Also, if a Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders. Under these circumstances, the Fund could make a taxable capital gain distribution.

Temporary Defensive Position. Madison reserves the right to invest a portion of any Fund’s total assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets in uninvested cash. However, Madison does not intend to hold more than 35% of any Fund’s total assets in such investments unless Madison determines that market conditions warrant a temporary defensive investment position. Under such circumstances, up to 100% of any Fund may be so invested. To the extent that a Fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective.  Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements. Madison might hold substantial cash reserves in seeking to reduce a Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

10

Government Fund

Selection. Madison limits investments in the Government Fund to investment grade U.S. Government securities, which include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government.  They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities. It is the Fund’s policy to invest at least 80% of its assets in these types of securities.

Treasury securities include notes, bills and bonds. Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities. Except for Treasury securities, these obligations may not be backed by the “full faith and credit” of the United States. Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government. In sum, all U.S. Treasury securities and Government National Mortgage Association (Ginnie Mae) securities are backed by the “full faith and credit” of the United States. Securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not.

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury. In particular, on September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The takeover permits Fannie Mae and Freddie Mac to grow their mortgage backed security books without limits and continue to purchase replacement securities for their portfolios, about $20 billion per month, without capital constraints. As part of this takeover, there will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae for purposes of promoting liquidity in the mortgage market. One of the three facilities is a secured liquidity facility which will be not only for Fannie Mae and Freddie Mac, but also for the 12 Federal Home Loan Banks that the FHFA also regulates. This new secured lending credit facility available to Fannie Mae, Freddie Mac, and the Federal Home Loan Banks is intended to serve as an ultimate liquidity backstop, essentially implementing the temporary liquidity backstop authority granted by Congress in July 2008. It is designed to be available until those authorities expire in December 2012.

Maturity.  Madison buys bonds for the Government Fund with maturities that, in its judgment, will provide the best yields available from debt securities over the life of the investment. This means that the dollar weighted average maturity of the Government Fund may be 20 years or more, depending on market conditions. Madison may adjust this maturity, however, and sell securities prior to maturity. Madison does not intend, however, to engage in extensive short-term trading on behalf of the Fund.

Core Bond Fund

Selection.  The Core Bond Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and money market instruments.  The percentage of the Core Bond Fund’s assets that may be invested at any particular time in a particular type of security and the dollar weighted average maturity of the t0otal portfolio will depend on Madison’s judgment regarding the risks in the general market (although the dollar weighted average maturity of the total portfolio will never exceed 10 years).

11

To gauge the risks of the general market, Madison monitors many factors, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.  Below is a description of the specific types of securities in which the Fund will invest.

•
Corporate Debt Securities. Madison will primarily buy corporate debt securities accorded one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be a comparable quality. These are generally referred to as “investment grade” securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A or Baa by Moody’s.  Although all of the corporate debt securities the Fund holds may be investment grade at any time, the Fund may up to 35% of its total assets in lower grade corporate debt securities, commonly known as “high yield,” “high risk” or “junk” bonds. The lowest-grade securities the Fund will purchase are those rated “B”.  Madison will only invest in lower-grade securities when it believes that the creditworthiness of the issuer is stable or improving, and when the potential return of investing in such securities justifies the higher level of risk. Although the Fund may invest in securities with ratings as low as “B”, Madison follows certain policies intended to lessen some of the risks associated with investment in such securities. Included among such policies are the following:

1.	Bonds acquired at the time of their initial public offering must be rated at least “B” by either Standard & Poor’s Corporation or Moody’s Investors Services, Inc.;
2.	Bonds rated “BB” or “Ba” or lower must have more than one market maker at the time of acquisition;
3.	Madison does not purchase unrated bonds issued by an unrated company, privately placed bonds or bonds of issuers in bankruptcy;
4.
Madison does not purchase zero coupon bonds or bonds having interest paid in the form of additional securities (commonly called “payment-in-kind” or “PIK” bonds) if immediately after the investment more than 15% of the value of the Fund would be invested in such bonds; and

5.	Madison will sell, as soon as practical, any security owned by the Fund that is downgraded below B.

Madison applies the foregoing investment selection criteria at the time an investment is made. Except as described in item (5) above, Madison might not sell a bond because of an adverse change in its quality rating or other characteristics because the impact of such change is often already reflected in its market price before the bond can be sold.

•
U.S. Government Securities. Madison may also buy the same type of Government securities for the Core Bond Fund as are purchased for the Government Fund described above, including mortgage backed securities pools from U.S. government agencies.

•
Money Market Securities. Finally, Madison may invest in money market securities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. These include:

12

Commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;
1.	Debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard & Poor’s or Aa by Moody’s; and
2.	Short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity. Madison will normally invest the Core Bond Fund so that the Fund has a dollar weighted average maturity of 10 years or less. If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the dollar weighted average maturity of the Fund’s bonds and increase its cash reserves and money market holdings. Madison does not, however, intend to engage in extensive short-term trading on behalf of the Fund.

RISKS

All Funds

Interest Rate Risk.  The value of shares purchased in each Fund will fluctuate due to changes in the value of securities held by such Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.  Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk.  In addition to dividends from interest (which will be paid monthly), shareholders in each Fund can recognize taxable income in two ways:

1.
If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

2.
In the event a Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. The discussion regarding “Portfolio Trading Activity - Taxable Capital Gains Potential” in the previous section above explains what circumstances can produce taxable capital gains.

Call Risk.  Madison may buy “callable bonds” for the Funds.  This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond a Fund owns, the Fund could have to reinvest the proceeds at a lower interest rate. Also, if the price paid for the bond was higher than the call price, the effect is the same as if the affected Fund sold the bond at a loss.

Mortgage Backed Securities Risk. Each Fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae securities in the Government Fund, and similar government or corporate securities in the Core Bond Fund. Normally, the payments the Fund will

13

receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, the affected Fund must reinvest the proceeds at a lower interest rate than it was able to obtain when the Fund purchased the security. Another aspect of this “prepayment risk” is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

Risk of Default. Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, or unanticipated costs resulting from government legislation) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Government Fund
Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, Madison must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.  Madison may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Core Bond Fund
The Core Bond Fund may invest in securities rated as low as B (anything rated below BBB is considered below “investment grade”).  These bonds are generally deemed to lack desirable investment characteristics. There may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.  Although the Core Bond Fund can only invest up to 35% of its total assets in securities rated below investment grade, you should consider certain risks associated with below investment grade securities. These risks include the following:

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Youth and Growth of the High Yield Bond Market. The high yield bond market is relatively young and its major growth occurred during a long period of economic expansion. Past economic downturns resulted in large price swings in the value of high yield bonds. This also adversely affected the value of outstanding bonds and the ability of the issuers to repay principal and interest.

•
Sensitivity to Interest Rates and Economic Changes. Changes in the economy and interest rates may affect high yield securities differently from other securities. Prices of high yield bonds may be less sensitive to interest rate fluctuations than investment grade securities, but more sensitive to adverse economic changes or individual corporate developments. An economic downturn or a period of rising interest rates could adversely affect the ability of highly leveraged issuers to make required principal and interest payments, meet financial projections or obtain additional financing. Periods of economic decline or uncertainty may increase the price volatility of high yield bonds and, therefore, magnify changes in the fund’s net asset value. Zero coupon bonds and payment-in-kind securities may be affected to a greater extent by such developments and thereby tend to be more volatile than securities that pay interest periodically in cash.

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Market Expectations. High yield bond values are very sensitive to market expectations about the credit worthiness of the issuing companies. If events produce a sudden concern in the marketplace about the ability of high yield bond issuers to service their debts, investors might try to liquidate significant amounts of high yield bonds within a short period of time. If shareholders in the Fund made significant redemptions at the same time, Madison might be forced to sell some of the Fund’s holdings under adverse market conditions. Madison would have to do this without regard to their investment merits. If this happened, the Fund could realize capital losses and decrease the asset base upon which expenses can be spread. Rising interest rates can adversely affect the value of high yield bonds, both by lowering the perceived credit worthiness of the issuers and by lowering bond prices generally. However, when interest rates are falling or the credit worthiness of the issuer improves, early redemption or call features of the bonds may limit their potential for increased value.

•
Liquidity and Valuation. Adverse publicity about or public perceptions of high yield securities and their market, whether or not based on fundamental analysis, may cause these bonds to lose value and liquidity. Since the high yield market is an over-the-counter market, there may be “thin” trading during times of market distress. This means there is a limited number of buyers and sellers in the market.

•
Taxation. Interest income is recognized on zero coupon and payment-in-kind securities. This income is passed through to shareholders for income tax purposes, even though payment of such interest is not received in cash.

•
Credit Ratings. Madison considers quality ratings of debt securities when investments are selected. However, changes in credit ratings by the major credit rating agencies may lag changes in the credit worthiness of the issuer. Madison monitors the issuers of high yield bonds to anticipate whether the issuer will have sufficient cash flow to meet required principal and interest payments and to assess the bonds’ liquidity, but Madison may not always be able to foresee adverse developments. Furthermore, credit ratings attempt to evaluate the safety of principal and interest payments and may not accurately reflect the market value risks of high yield bonds.

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Funds’ website at www.mosaicfunds.com.  In addition, a complete description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ SAI.  Please see the back cover of this prospectus for information about the SAI.

MANAGEMENT

Investment Adviser
The investment adviser to the Funds is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly-owned subsidiary of MIA (collectively referred to herein as “Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711.  As of December 31, 2009, Madison Investment Advisors, Inc., which was founded in 1974, and its subsidiary organizations, including Madison Mosaic, LLC,  managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Funds’ activities.

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Investment decisions regarding the Funds can be influenced in various manners by a number of individuals.  Generally, all decisions regarding a Fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee.  The investment policy committee is made up of the top officers and managers of Madison.

Day-to-day decisions regarding the selection of individual bonds and other management functions for the Funds are primarily the responsibilities of Paul Lefurgey and Chris Nisbet.

•
Paul Lefurgey.  Mr. Lefurgey, managing director and head of fixed income of Madison since joining Madison in October 2005, was formerly Vice President for MEMBERS Capital Advisors, Inc. from 2003 until joining Madison.  Mr. Lefurgey became involved in the management of the Funds in 2006.

•	Chris Nisbet. Mr. Nisbet is a Vice President of Madison and has been a member of the team managing the Funds since 1996. He has been a member of the firm’s fixed income team since 1992.

Information regarding the portfolio managers’ compensation, their ownership of securities in the Funds and the other accounts they manage can be found in the SAI.

Compensation

Investment Advisory Fee.  Madison receives a fee for its services under an investment advisory agreement with the Funds. The annual fee is 0.40% of the average daily net assets of each Fund. This fee is deducted automatically from all accounts and is reflected in the daily share price of each Fund.  A discussion regarding the basis for approval of the Funds’ investment advisory agreement with Madison is contained in the Funds’ annual report to shareholders for the fiscal year ended December 31, 2009.

Other Expenses.  Under a separate services agreement with the Funds, Madison provides or arranges for the Funds to have all other operational and support services needed by the Funds.  Madison receives a fee calculated as a percentage of the average daily net assets of each Fund for these services.  At the end of the Funds’ most recent fiscal year, this fee was set at 0.28% for the Government Fund and 0.30% for the Core Bond Fund.  Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than the investment advisory fee (discussed above), fees related to the Fund’s portfolio holdings (such as brokerage commissions, interest on loans, etc.), and extraordinary or non-recurring fees of the Fund (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).

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PRICING OF FUND SHARES

The price of each Fund’s shares is based on the net asset value (“NAV”) per share. NAV per share equals the total daily value of a Fund’s assets, minus its liabilities, divided by the total number of shares.  NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading.  The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed.  This may be higher, lower or the same as the NAV from the previous day.

Madison uses the market value of the securities in each Fund to calculate NAV.  Madison obtains the market value from one or more established pricing services.  The Funds maintain a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair.  In accordance with policies approved by the Board of Trustees of the Funds, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service.  Although this would be an unusual occurrence for the types of securities held by the Funds, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world.  In using fair value pricing, the Funds’ goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

SHAREHOLDER INFORMATION

Purchase and Redemption Procedures
Information regarding how to purchase and sell shares in any Madison Mosaic Fund (including the Funds) is provided in a separate brochure entitled, “Madison Mosaic’s Guide to Doing Business,” which is incorporated by reference into this prospectus.

Dividends and Distributions
The Funds’ net income is declared as dividends monthly.  Dividends are paid in the form of additional shares credited to your account at the end of each calendar month, unless you elect in writing to receive a monthly dividend check or payment by electronic funds transfer.  Any net realized capital gains would be distributed at least annually and like dividends, are paid in the form of additional shares credited to your account, unless you elect otherwise.  Please refer to “Madison Mosaic’s Guide to Doing Business” for more information about dividend distribution options.

Frequent Purchases and Redemptions of Fund Shares

General Rule.  Madison Mosaic Funds discourage investors from using the Funds to frequently trade or otherwise attempt to “time” the market.  As a result, the Funds reserve the right to reject a purchase or exchange request for any reason.

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Market Timing.  It is the policy of Madison Mosaic Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Mosaic Fund (including the Funds). To accomplish this, the Funds reserve the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

Identifiable Harmful Frequent Trading and Market-Timing Activity.  Madison Mosaic Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses.  For example, a Fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity.  Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc.  By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives.  Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements.  To the extent market-timing activity of this sort requires the affected Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees.  Finally, frequent trading activity results in a greater burden on the affected Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Funds monitor cash flows and transfer agent activity in order to identify harmful activity.  Furthermore, when approached by firms or individuals who request access for market timing activities, the Funds decline such requests; when trades are attempted without such courtesy, the Funds make every effort to block them and prohibit any future investments from the source of such trades.  The Funds do not define market-timing by the frequency or amount of trades during any particular time period.  Rather, the Funds seek to prevent market-timing of any type that harms the Funds in the manner described above.

The Funds do not currently impose additional fees on market timing activity, nor do they restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future.  The Funds do not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity.  As a result, when the Funds identify any shareholder activity that causes or is expected to cause the negative results described above, the Funds will block the shareholder from making future investments.  In effect, the Funds allow harmful market-timers to leave Madison Mosaic Funds and shut the doors to their return.
The Funds use their discretion to determine whether transaction activity is harmful based on the criteria described above.  Except as described below, the Funds do not distinguish between shareholders that invest directly with a Fund or shareholders that invest with Madison Mosaic Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing.  Moving money in and out of Funds on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation.  This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance.  In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an

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NAV lower than the NAV at which the same shares are redeemed.  Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds.  Rather, the Funds will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful.  In any event, investors in any of the Madison Mosaic Funds should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements.  It is possible that a Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”).  However, the Funds believe their procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because the Funds discourage market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Funds believe reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Funds cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

TAXES

Federal Taxes
Each Fund will distribute to shareholders 100% of its net income and net capital gains, if any.  The capital gains distribution is determined as of October 31st each year and distributed annually.

Dividends and capital gains distributions will be taxable to you.  In January each year, the Funds will send you an annual notice of dividends and other distributions paid during the prior year.  Capital gain distributions can be taxed at different rates depending on the length of time the securities were held.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions are expected to be primarily distributions of net income.

State and Local Taxes
In most states, the dividends and any capital gains you receive from the Funds will be subject to state and local taxation.

Taxability of Transactions
Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.

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An exchange of Fund shares for shares in any other Madison Mosaic Fund generally will have similar tax consequences.

Certification of Tax Identification Number
Account applications without a social security number will not be accepted.  If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions.  Any fine assessed against the Funds that results from your failure to provide a valid social security or tax identification number will be charged to your account.  You should retain all statements received from the Funds to maintain accurate records of your investments.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you.  There may be other tax considerations applicable to a particular investor.  You are urged to consult with your own tax advisor.  In addition, please see the SAI for more information about taxes.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated February 25, 2010, along with the Funds’ financial statements, is included in the annual report which is available upon request.

GOVERNMENT FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.81	$10.30	$9.94	$9.95	$10.16
Investment operations:
Net investment income	0.27	0.32	0.33	0.31	0.28
Net realized and unrealized gain (loss) on investments	(0.15)	0.51	0.36	(0.01)	(0.21)
Total from investment operations	0.12	0.83	0.69	0.30	0.07
Less distributions:
From net investment income	(0.27)	(0.32)	(0.33)	(0.31)	(0.28)
From net capital gains	(0.03)	--	--	--	--
Total distribution	(0.30)	(0.32)	(0.33)	(0.31)	(0.28)
Net asset value, end of period	$10.63	$10.81	$10.30	$9.94	$9.95
Total return (%)	1.19	8.17	7.10	3.07	0.69
Ratios and supplemental data
Net assets, end of period (in thousands)	$4,300	$5,071	$2,986	$3,055	$3,248
Ratio of expenses to average net assets (%)	0.69	0.78	1.15	1.19	1.19
Ratio of net investment income to average net assets (%)	2.55	3.00	3.30	3.11	2.75
Portfolio turnover (%)	38	67	18	41	43

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CORE BOND FUND
	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.74	$6.58	$6.44	$6.46	$6.64
Investment operations:
Net investment income	0.21	0.27	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investments	0.02	0.16	0.14	(0.02)	(0.18)
Total from investment operations	0.23	0.43	0.40	0.22	0.05
Less distributions from net investment income	(0.21)	(0.27)	(0.26)	(0.24)	(0.23)
Net asset value, end of period	$6.76	$6.74	$6.58	$6.44	$6.46
Total return (%)	3.43	6.80	6.41	3.48	0.77
Ratios and supplemental data
Net assets, end of period (in thousands)	$12,501	$5,188	$4,523	$4,610	$5,602
Ratio of expenses to average net assets (%)	0.70	0.80	1.12	1.10	1.08
Ratio of net investment income to average net assets (%)	3.13	4.18	4.05	3.70	3.49
Portfolio turnover (%)	16	36	41	60	60

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Madison Mosaic Income Trust has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about each Fund.  Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year. The SAI, the Funds’ annual and semi-annual reports and other information about the Funds are available without charge by calling 1-800-368-3195, or by visiting the Funds’ Internet site at http://www.mosaicfunds.com.  Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

In addition to the SAI, “Madison Mosaic’s Guide to Doing Business,” which provides information on how to purchase and sell shares in any Madison Mosaic Fund, is incorporated by reference into this prospectus.

Transfer Agent

Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Telephone Numbers

Shareholder Service
Toll-free nationwide: (888) 670 3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-03616

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February 1, 2010
Madison Mosaic's Guide to Doing Business

The information disclosed in this Guide is part of and incorporated in the prospectuses of the Madison Mosaic Funds (other than the prospectuses for Madison Mosaic Institutional Bond Fund, Madison Mosaic Corporate Income Shares and Madison Institutional Equity Option Fund)

Madison Mosaic Funds®
www.mosaicfunds.com
An Introduction to Madison Mosaic Services

This brochure is your guide to taking advantage of the many transaction choices available to Madison Mosaic Fund shareholders.

If any of the information in this Guide prompts questions, please call us.  Our toll-free nationwide number is 888-670-3600.  Shareholder service representatives are available Monday through Friday, from 8:00 a.m. to 7:00 p.m., Central Time.

Madison Mosaic’s 24-hour automated information line, can be reached at 800-336-3063. You may also visit our website for additional information, including daily share prices: http://www.mosaicfunds.com.

Shareholder Account Transactions	1

How to Open a New Account	2

How To Purchase Additional Shares	4

How To Redeem Shares	5

Distribution Options	8

Redemptions In Kind	8

How To Close an Account	8

Other Fees and Minimum Balance Requirement	8

Retirement Plans and Custodian Fees	9

SHAREHOLDER ACCOUNT TRANSACTIONS

Confirmations, Statements and Reports

Daily Transaction Confirmation.  All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation.  Transaction confirmations are mailed promptly after the transaction is posted to your account.  Therefore, you should receive the confirmation in the mail within a few days of your transaction.

Quarterly Statement.  Quarterly statements are mailed at the end of each calendar quarter.  The statements reflect account activity through the most recent quarter.  At the end of the calendar year, the statement will reflect account activity for the entire year.

We strongly recommend that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

Householding Delivery of Shareholder Documents.  In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the prospectus for your fund and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.  To receive multiple copies, call us at 888-670-3600 and we will begin sending you additional copies free of charge within 30 days.

Changes to an Account

To make any changes to an account, we recommend that you call us to discuss the changes to be made and ask about any documentation that you may need to provide.  Though some changes may be made by phone, generally, in order to make any changes to an account, Madison Mosaic Funds will require a written request signed by all of the shareholders and may also require their signatures guaranteed.

Telephone Transactions

Madison Mosaic Funds has a number of telephone transaction options. You can exchange your investment among the funds in the family, request a redemption and obtain account balance information by telephone.  The funds’ transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions.  These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders.  Certain transactions, including some account registration changes, must be authorized in writing.

Certificates

Certificates will not be issued to represent shares in any Madison Mosaic Fund.

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HOW TO OPEN A NEW ACCOUNT

Important Information About Procedures for Opening a New Account

In compliance with the USA PATRIOT Act of 2001, the funds’ transfer agent will verify certain information on your account application as part of the Madison Mosaic Funds’ anti-money laundering program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact us at 888-670-3600 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such information is received.  We also reserve the right to close your account within five business days if you do not provide us with required clarifying identity information and/or documentation.

What this means for you:  when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information.

Minimum Initial Investment

$1,000 for a regular account
$500 for an IRA account*
$100 for an Education Savings Account with automatic monthly investments of at least $100*
________
*Not available to Madison Mosaic Tax-Free Trust accounts.

Madison Mosaic Funds may waive the minimum initial investment for accounts opened through institutional relationships like “wrap account” programs, etc.

By Check

Open your new account by completing an application and sending it along with a check payable to Madison Mosaic Funds as follows:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                                           615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

Madison Mosaic does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the funds.

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By Wire

Please call us before you wire money (no later than close of New York Stock Exchange; usually 3:00 p.m., Central Time) to ensure proper and timely credit to your account.

If you are making your first investment with Madison Mosaic Funds, we must have a completed account application before you wire funds.  You can mail or overnight deliver your account application to us.  You may also fax the account application by calling us at 888-670-3600 for a fax number.  Upon receipt of your completed account application, we will establish an account for you.  The account number assigned will be required as part of the instruction that you should give to your bank to send the wire.  Your bank must include both the name of the applicable Madison Mosaic Fund you are purchasing and your name so that monies can be correctly applied. Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

Your bank should transmit funds by wire to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither Madison Mosaic Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange

You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account.  Exchanges may only be made into funds that are sold in the shareholder’s state of residence.  A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

Unacceptable Forms of Investment

All purchases of fund shares by check must be made in U.S. dollars and drawn on U.S. banks.  For the purchase of fund shares, Madison Mosaic Funds does not accept:

•	payment in cash;
•	cashier’s checks in amounts of less than $10,000;
•	third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks; or
•	Post-dated checks, post-dated online bill pay checks or any conditional order or payment.

If your check does not clear, your purchase will be cancelled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by your fund as a result.  Madison Mosaic Funds reserves the right to reject any purchase in whole or in part.

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HOW TO PURCHASE ADDITIONAL SHARES

Purchase Price

Share prices (net asset values or “NAVs”) are determined each business day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Purchases are priced at the next share price determined after the purchase request is received in proper form by Madison Mosaic Funds.

Purchases and Uncollected Funds

Sometimes a shareholder investment check or electronic transfer is returned to Madison Mosaic Funds unpaid.  In other words, we sometimes get checks that bounce.  Madison Mosaic Funds has a procedure to protect you and other shareholders from loss resulting from these items.  We may delay paying the proceeds of any redemption for 12 days or more until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or “EFT”) used for purchase of the shares has cleared.  Such deposit items are considered “uncollected” until we determine that they have actually been paid by the bank on which they were drawn.

Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold.  All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment

Subsequent investments may be made for $50 or more.  Madison Mosaic may waive this minimum for accounts associated with institutional relationships like “wrap account” programs, etc.

By Check

Please make your check payable to Madison Mosaic Funds and mail it, along with an investment slip or, if you don’t have one, please write your fund and account number (and the name of the fund) on your check, to:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                                                           615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

Madison Mosaic does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the funds.

By Wire

If you are making a subsequent purchase, your bank should wire funds as indicated below.  To ensure proper and timely credit of a wire, you should notify us at 888-670-3600 before each wire is made.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, please call us.  Your bank may charge you a fee for sending a wire to us, but we will not charge you a fee for this service.

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Please wire money to:

U.S. Bank Milwaukee, NA
777 East Wisconsin Avenue
Milwaukee, WI
ABA # 075000022
Credit: U.S. Bancorp Fund Services Acct # 112-952-137
FFC: Madison Mosaic ______________________ [fund name]
(Shareholder name, fund #, and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither Madison Mosaic Funds nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan or "Instant" EFT

You can elect to have a monthly (or less frequent) automatic investment plan.  Madison Mosaic Funds will automatically debit your checking or savings account, on a predetermined basis, to purchase shares in your account.  In order to participate in this plan, your financial institution must be a member of the Automated Clearing House (ACH) network.  Any change or termination of the plan should be submitted to Madison Mosaic Funds at least five days prior to the desired effective date.  The minimum monthly investment for the plan is $100.

You may also make “instant” or “on-demand” purchases by electronic funds transfer through the ACH network by calling Madison Mosaic Funds to place your order.  Orders must be in the amount of $100 or more.  Like the automatic investment plan described above, banking information must be established on your account prior to making a purchase.  If your purchase order is placed prior to 3:00 p.m. Central Time, your shares will be purchased at the net asset value calculated on the day of your purchase order.  Madison Mosaic Funds does not charge for this service.  However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

HOW TO REDEEM SHARES

Redemption Price

Share prices (net asset values or “NAVs”) are determined each day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Redemptions are priced at the next share price determined after the redemption request is received in proper form by Madison Mosaic Funds.

Signature Guarantees

To protect your investments, Madison Mosaic requires signature guarantees for certain redemptions.  A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.  A signature guarantee helps Madison Mosaic Funds ensure the identity of the authorized shareholder(s).

If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank instructions on your account. You can pre-authorize bank instructions by completing the appropriate section of a

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new application or by calling us to inquire about any necessary documents.  A signature guarantee may be required to add or change bank instructions on an account.

A signature guarantee is required for any redemption when:

•	the proceeds are to be greater than $50,000;
•	the proceeds are to be delivered to someone other than you, as shareholder of record;
•	the proceeds are to be delivered to an address other than your address of record; or
•	you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form.  However, in order to prevent possible fraud against any fund, we may delay paying the proceeds of any redemption until we can determine that the check or other deposit item (including purchases by Electronic Funds Transfer) used to purchase shares has cleared.  Such deposit items are considered “uncollected” until Madison Mosaic Funds determines that the bank on which they were drawn has actually paid them.  This may take up to 12 days.  Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail

Redemption Request.  Upon request by telephone or in writing, we will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only.  A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed.  See section “Signature Guarantees” above.  Redemption requests in proper form received by mail and telephone are normally processed within one business day.

Stop Payment Fee. To stop payment on a check issued by Madison Mosaic Funds, call us at 888-670-3600 immediately.  Normally, Madison Mosaic Funds charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the funds on behalf of a shareholder.  Certain documents may be required before such a request can be processed.

By Wire

Procedures.  With one business day’s notice, we can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization.  If you anticipate the need to redeem large amounts of money, we encourage you to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling us to inquire about any necessary documents.  A signature guarantee may be required to add or change bank wire instruction on an account. See “Signature Guarantees” above for more information.

Madison Mosaic accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange.  A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of your prospectus and this Guide.  Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

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Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange

You can redeem shares from one Madison Mosaic Funds account and concurrently invest the proceeds in another Madison Mosaic Funds account by telephone when your account registration and tax identification number are the same.  There is no charge for this service.

By Customer Check

Procedures.  If you requested check writing privileges and submitted a signature card, you can write checks in any amount payable to anyone.  Check writing privileges are not available from Madison Mosaic Equity Trust accounts.  A confirmation statement showing the amount and number of each check you write will be sent to you. Madison Mosaic Funds does not return canceled checks, but will provide copies of specifically requested checks.

Stop Payment Fee. To stop payment on a customer check that you wrote, call us at 888-670-3600 immediately.  Madison Mosaic Funds will honor stop payment requests on unpaid checks that you wrote for a fee of $25.00.

Ordering Customer Checks. When you complete a signature card for check writing privileges, an initial supply of preprinted checks will be sent free of charge.  The cost of check reorders is $3.00 and will be charged to the shareholder’s account.

By Systematic Withdrawal Plan

Procedures.  You can elect to have a systematic withdrawal plan whereby Madison Mosaic Funds will automatically redeem shares in your Madison Mosaic Funds account and send the proceeds to a designated recipient.  To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information.  The minimum amount for a systematic withdrawal is $100.  Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change.

Electronic Funds Transfer Systematic Withdrawal.  A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

Check Systematic Withdrawal.  A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs

Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, IRA redemptions must be made in writing. Before you think you may need to redeem funds from your IRA at Madison Mosaic Funds, call us for a form that contains the required tax election provisions.

Shareholders must indicate on their redemption request whether or not to withhold federal income tax.  Income tax withholding of 10% will apply to redemption requests unless you elect not to have tax withheld.

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DISTRIBUTION OPTIONS

Each Madison Mosaic Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution.  If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Madison Mosaic Funds account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic account, (2) paid to you by check, or (3) deposited directly to your bank account.  However, for your protection, if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, we reserve the right to reinvest your distribution check in your account at your fund’s then current net asset value and to reinvest all subsequent distributions.

REDEMPTIONS IN KIND

If, in the opinion of the Board of Trustees of Madison Mosaic Funds, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of any fund. However, each fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the fund or $250,000.

Any property of any fund distributed to shareholders will be valued at fair value.  In disposing of any such property received from a fund, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it.  Except as described herein, however, we intend to pay for all share redemptions in cash.

HOW TO CLOSE AN ACCOUNT

To close an account, you should call us for instructions.  You cannot close your account by writing a check.

When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section “How To Redeem Shares.”

OTHER FEES AND MINIMUM BALANCE REQUIREMENT

Returned Investment Check Fee

Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Minimum Balance

Madison Mosaic Funds reserves the right to involuntarily redeem accounts with balances of less than $700.  Prior to closing any such account, Madison Mosaic Funds will give you 30 days written notice, during which time you may increase the balance in your account to avoid having the account closed.   This does not apply to IRA or Education Savings Accounts.

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Broker Fees

If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee.  This charge is kept by the broker and not transmitted to Madison Mosaic Funds. However, you can engage in any transaction directly with Madison Mosaic Funds to avoid such charges.

Research and Other Fees

Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  Madison Mosaic Funds reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

RETIREMENT PLANS AND CUSTODIAN FEES

All Madison Mosaic Funds (except Madison Mosaic Tax-Free Trust) can be used for retirement plan investments, including IRAs.

IRAs

Traditional IRAs.  Traditional individual retirement accounts (“Traditional IRAs”) may be opened with a reduced minimum investment of $500.  Even though they may be nondeductible or partially deductible, traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.  Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application.  The disclosure statement explains various tax rules that apply to traditional IRAs.  A separate application is required for IRA accounts.

Roth IRAs. A Roth IRA account may be opened with a reduced minimum investment of $500. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA requirements.  Madison Mosaic Funds will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs.  A separate application is required for Roth IRA accounts.

Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA at Madison Mosaic Funds. Please call us for a Conversion Roth IRA form if you want to accomplish this conversion.  You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change.

Education Savings Account (“Education IRA”).  Madison Mosaic Funds offers Coverdell Education Savings Accounts (previously known as “Education IRAs”).  Eligible investors may establish an Education Savings Account with a reduced minimum investment of $100 as long as the shareholder establishes and maintains a Madison Mosaic Education Savings Account automatic investment plan of at least $100 monthly.

The Education Savings Account is designed to invest up to $166.67 each month.  As a result, each Education Savings Account that is open for a full year will reach, but not exceed, the annual $2,000 limit.  If you establish an Education Savings Account program in the middle of the year, you can make an additional investment during the year to the account to make up for any months you missed before your automatic monthly investments started.

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Madison Mosaic Funds will provide you with an Education Savings Account disclosure document with an Education Savings Account application.  The disclosure document explains various tax rules that apply to Education Savings Accounts.  A separate application is required for Education Savings Accounts.

IRA Fees

Annual IRA Fee and Fee Waiver.  There is a $15.00 fee per IRA account, with a $30.00 maximum per year.  You can prepay this fee.  Madison Mosaic will waive the annual IRA fee if the value of all your Madison Mosaic IRA accounts is at least $30,000 or if the value of all your Madison Mosaic Fund accounts (both IRA and non-IRA) is at least $100,000.  The waiver is based on accounts with the same social security number, valued at the time the IRA fee is charged.

Education Savings Account Fee. Madison Mosaic Funds does not charge an annual fee on Education Savings Accounts that have an active automatic investment plan of at least $100 monthly or on Education Savings Accounts of $5,000 or greater.  All other Education Savings Accounts may be charged a fee of $15.00 per account, with a $30.00 maximum per year.  You can prepay this fee.

Distribution and Transfer Fees.  There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution.  This fee does not apply to redemptions established under a systematic withdrawal program.

Excess Contribution and Recharacterization Fees. There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Employer Plans

Madison Mosaic also offers SEP IRAs and SIMPLE retirement plans. Further information on the retirement plans available through Madison Mosaic Funds, including minimum investments, may be obtained by calling us at 888-670-3600.

TELEPHONE NUMBERS

Shareholder Service
Toll-free nationwide: 1 888 670-3600

Madison Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 1 800 336-3063

New Accounts
Toll-free nationwide: 1 800 368-3195

TRANSFER AGENT

Madison Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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PROSPECTUS
May 1, 2010

Madison Mosaic Income Trust

Institutional Bond Fund (Ticker Symbol:  MIIBX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Madison Mosaic Funds ®
www.mosaicfunds.com

Summary Data:	1
Investment Objectives/Goals	1
Fees and Expenses	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks	2
Risk/Return Bar Chart and Performance Table	2
Management	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4
Investment Objectives	5
Implementation of Investment Objectives	5
Investment Strategy	5
Security Selection	6
Maturity	7
Portfolio Trading Activity – Taxable Capital Gains Potential	7
Temporary Defensive Position	8
Risks	8
Portfolio Holdings	9
Management	9
Investment Adviser	9
Compensation	10
Pricing of Fund Shares	10
Shareholder Information	11
Purchase and Redemption Procedures	11
Dividends and Distributions	11
Frequent Purchases and Redemptions of Fund Shares	11
Taxes	13
Federal Taxes	13
State and Local Taxes	13
Taxability of Transactions	13
Certification of Tax Identification Number	13
Financial Highlights	14
Guide to Doing Business	15
Shareholder Account Transactions	15
How to Open a New Account	15
How to Purchase Additional Shares	17
How to Redeem Shares	19
Distribution Options	20
Redemptions In Kind	21
How to Close an Account	21
Other Fees	21
Retirement Plans and Custodian Fees	21

  i

SUMMARY DATA

Investment Objectives/Goals
The investment objective of the Institutional Bond Fund (the “Fund”) is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.30%
Distribution (12b-1) fees	None
Other expenses	0.19%
Total annual fund operating expenses	0.49%

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

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Principal Investment Strategies
The Fund seeks to achieve its investment objectives through diversified investment in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s investment adviser will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates, and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund.  The Fund will invest at least 65% of its total assets in bonds.

Principal Risks

Interest Rate Risk.  The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for fixed income securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Tax-Related Risk.  You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value. Some federal agency securities are not backed by the full faith and credit of the United States, so in the event of default, the Fund would have to look to the agency issuing the bond for ultimate repayment.

Mortgage-Backed Securities Risk.  The Fund may own obligations backed by mortgages. If the mortgage holders prepay them during a period of falling interest rates, the Fund could be exposed to prepayment risk. In that case, the Fund would have to reinvest the proceeds at a lower interest rate. The security itself may not increase in value with the corresponding drop in rates since the prepayment acts to shorten the maturity of the security.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year.  This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index.  Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

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Calendar Year Returns

12
10
8
6
4
2
0
9.47%
4.79%
3.18%
1.84%
1.24%
3.93%
7.77%
6.30%
3.99%
2001
2002
2003
2004
2005
2006
2007
2008
2009

Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 5.01% (quarter ended December 31, 2008)

Lowest:                       -1.72% (quarter ended June 30, 2004)

Average Annual Total Returns (for the period ended December 31, 2009)
	One Year	Five Years	Since Inception1
Return before taxes	3.99%	4.62%	5.02%
Return after taxes on distributions	3.29%	3.26%	3.45%
Return after taxes on distributions and sale of fund shares	2.58%	3.15%	3.36%
Barclays Capital Intermediate Government Credit Index (reflects no deduction for fees, expenses or taxes)	5.24%	4.66%	5.93%
________

1  The Fund commenced operations on May 1, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information is available by calling the Fund’s shareholder service department toll-free at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.  The investment adviser to the Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (collectively referred to herein as “Madison”).

Portfolio Managers.  Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Fund.  Mr. Lefurgey has served in this capacity since 2006 and Mr. Nisbit has served in this capacity since the Fund’s inception in 2000.

3

Purchase and Sale of Fund Shares

Purchase minimums
To establish an account:
$1,000 for a regular account
$500 for an IRA account
$100 for an Education Savings Account with automatic monthly investments of at least $100

To add to an account:
$50 for all account types

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a financial advisor), the Fund’s investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES

Madison Mosaic Income Trust (the “Trust”) offers one portfolio for investment through this prospectus:  the Institutional Bond Fund.  The Fund’s investment objective is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in bonds and money market instruments rated A or better, and (2) maintaining a dollar weighted average maturity of ten years or less..

The Fund’s Board of Trustees may change the Fund’s investment objective without shareholder approval.  However, you will receive prior written notice of any material change.  There is no assurance that the Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Investment Strategy
The Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and money market instruments.  In general, after selecting securities that match the Fund’s investment guidelines, most of Madison’s investment decisions will relate to either (1) Madison’s understanding of the direction of interest rate movement, or (2) the difference in yields between various types of securities that match the Fund’s guidelines.

If Madison believes interest rates are falling, Madison will normally increase the dollar weighted average maturity of the Fund to help increase the share price of the Fund.  On the other hand, if Madison believes interest rates are rising, Madison will normally decrease the dollar weighted average maturity of the Fund to help preserve the Fund’s share price.

Example:  On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 5 years.  Madison extends such maturity to 7 years over the month.  If interest rates fall on February 1, then the value of the bonds in the Fund will increase to a greater extent than they would have increased had Madison not changed the original 5 year maturity. The share price of the Fund should increase accordingly.

Madison will compare the difference in yields between bonds in various market sectors (this is commonly referred to as “the spread”).  Madison will generally increase the amount the Fund invests in corporate bonds, U.S. Treasury bonds or U.S. Government agency bonds based on Madison’s assessment of the best combination of yield, risk and diversification under the circumstances.  This “sector allocation” may mean that the Fund invests in bonds with a lower yield at times when Madison believes such bonds may provide better potential price appreciation based on Madison’s judgment of developing market conditions.  Madison’s aim is to allocate more of the Fund’s assets to the sectors of the market that it views as undervalued.

Example:  On January 1, the yield on a 10-year U.S. Government agency bond (rated AAA) is 7% while the yield on a comparable U.S. Treasury bond is 6.7%.  The spread is only 0.3%. It appears that the agency bond is a better value.  However, Madison must determine whether market conditions may cause that spread to increase or decrease.  On February 1, the yield on the agency bond is 7.1% while the yield on the U.S. Treasury bond has fallen to 6%.  This means that over the month, the price of the Treasury bond has gone up (because its yield went down) while the price of the agency bond has stayed

5

about the same or fallen slightly.  If Madison had invested in U.S. Treasury bonds on January 1 instead of agency bonds, the share price of the Fund would have increased accordingly.  Of course, the spread is now over 1% and Madison must determine whether the agency bond is undervalued or the Treasury bond is overvalued.

The percentage of the Fund’s assets that Madison may invest at any particular time in a particular type of security and the dollar weighted average maturity of the total portfolio (which will never exceed ten years) will depend on Madison’s judgment regarding the risks in the general market.  Madison monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Security Selection

Corporate Debt Securities. Madison will primarily buy corporate debt securities assigned one of the three highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be of comparable quality.  These are generally referred to as “investment grade” securities and are rated AAA, AA and A by Standard & Poor’s or Aaa, Aa and A by Moody’s.  Madison will sell any security owned by the Fund that is downgraded below A, effecting the sale within three months of the downgrade.  Madison will determine the timing and terms of the sale that it believes are in the best interests of the Fund.  Madison applies its investment selection criteria at the time an investment is made.  Except as described above, Madison might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

U.S. Government Securities. Madison may also buy investment grade U.S. Government securities for the Fund.  These include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government.  They also include various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities.  Treasury securities include notes, bills and bonds.  Obligations of the Government National Mortgage Association (Ginnie Mae), the Federal Home Loan Banks, the Federal Farm Credit System, Freddie Mac, Fannie Mae, the Small Business Association and the Student Loan Marketing Association are also considered to be U.S. Government securities.
Except for Treasury securities, these obligations may or may not be backed by the “full faith and credit” of the United States.  Government agency obligations are generally guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.  In sum, all U.S. Treasury securities and Government National Mortgage Association (Ginnie Mae) securities are backed by the “full faith and credit” of the United States.  Securities issued by Freddie Mac, Fannie Mae and the Federal Home Loan Banks are not.

In addition to the credit of the issuing agency, securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks are supported by the ability of these agencies to borrow from the Federal Treasury.  In particular, on September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The takeover permits Fannie Mae and Freddie Mac to grow their mortgage backed security books without limits and continue to purchase replacement securities for their portfolios, about $20 billion per month, without capital constraints.  As part of this takeover, there will be a financing and investing relationship with the U.S. Treasury via three different financing facilities to provide critically needed support to Freddie Mac and Fannie Mae for purposes of promoting liquidity in the mortgage market.  One of the three facilities is a secured liquidity facility which will be not only for Fannie Mae and Freddie Mac, but also for the 12 Federal Home Loan Banks that FHFA

6

also regulates.  This new secured lending credit facility available to Fannie Mae, Freddie Mac, and the Federal Home Loan Banks is intended to serve as an ultimate liquidity backstop, essentially implementing the temporary liquidity backstop authority granted by Congress in July 2008.  It is designed to be available until those authorities expire in December 2012.

Money Market Securities.  Finally, Madison may invest in money market securities for the Fund.  Money market securities are subject to the limitation that they mature within one year of the date of their purchase.  These include:

a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor’s Corporation or Prime-2 by Moody’s, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor’s and Moody’s;

b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard & Poor’s or Aa by Moody’s; and

c) short-term obligations of or guaranteed by the U.S. government, its agencies or instrumentalities.

Maturity
Madison will normally invest the Fund so that it has an dollar weighted average maturity of ten years or less.  If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the average maturity of the Fund’s bonds and increase its cash reserves and money market holdings.  Madison does not, however, intend to engage in extensive short-term trading.

Portfolio Trading Activity – Taxable Capital Gains Potential
Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity.  Under normal circumstances, however, turnover for the Fund is generally not expected to exceed 100%.

Sales of Fund securities may result in capital gains.  This can occur any time Madison sells a bond at a price that was higher than the price paid for it, even if Madison does not engage in active or frequent trading.  Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond.  However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance.  The Fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price the Fund would have to pay to buy a bond is usually higher than the price it would receive when the Fund sells it.  As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance.

Under normal circumstances, the Fund will not engage in active or frequent trading of its bonds.  However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio.  For example, if interest rates rise or fall significantly, Madison may attempt to sell bonds before they lose much value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders.  Under these circumstances, the Fund could make a taxable capital gain distribution.

7

Temporary Defensive Position
Madison reserves the right to invest a portion of the Fund’s total assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets uninvested in cash.  However, Madison does not intend to hold more than 35% of the Fund’s total assets in such investments unless it determine that market conditions warrant a temporary defensive investment position.  Under such circumstances, up to 100% of the Fund may be so invested.  To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements.  Madison might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

RISKS

Interest Rate Risk
The value of shares purchased in the Fund will fluctuate due to changes in the value of securities held by the Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.  Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk
In addition to dividends from interest earned by Fund securities and paid to you, shareholders in the Fund can recognize taxable income in two ways:

1.
If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.

2.
In the event the Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. The discussion regarding “Portfolio Trading Activity - Taxable Capital Gains Potential” in the previous section above explains what circumstances can produce taxable capital gains.

Call Risk
Madison may buy “callable bonds” for the Fund.  This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond the Fund owns, the Fund could have to reinvest the proceeds at a lower interest rate. Also, if the price paid for the bond was higher than the call price, the effect is the same as if the Fund sold the bond at a loss.

Risk of Default
Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, or unanticipated costs resulting from government legislation) could cause

8

the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

Government Security Risk
Some federal agencies have authority to borrow from the U.S. Treasury while others do not. In the case of securities not backed by the full faith and credit of the United States, Madison must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.  Madison may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Mortgage Backed Securities Risk
The Fund may own securities that are backed by mortgages such as, for example, Ginnie Mae or Fannie Mae. Normally, the payments the Fund will receive on such securities represent interest and a portion of the principal on each mortgage. However, mortgage holders may refinance their properties when interest rates fall. This has the effect of prepaying large amounts of the principal on these types of securities. If this happens, the Fund must reinvest the proceeds at a lower interest rate than it was able to obtain when the Fund purchased the security. Another aspect of this “prepayment risk” is that prepayments have the effect of shortening maturity. As a result, when bonds with longer maturities are becoming more valuable as interest rates fall, these types of securities may not enjoy the full benefit of this interest rate movement.

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Fund’s website at www.mosaicfunds.com.  In addition, a complete description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s SAI.  Please see the back cover of this prospectus for information about the SAI.

MANAGEMENT

Investment Adviser
The investment adviser to the Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly-owned subsidiary of MIA (collectively referred to herein as “Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711.  As of December 31, 2009, Madison Investment Advisors, Inc., which was founded in 1974, and its subsidiary organizations, including Madison Mosaic, LLC,  managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Fund’s activities.

Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.  Generally, all decisions regarding a Fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee.  The investment policy committee is made up of the top officers and managers of Madison.

Day-to-day decisions regarding the selection of individual bonds and other management functions for the Fund are primarily the responsibilities of Paul Lefurgey and Chris Nisbet.

•	Paul Lefurgey. Mr. Lefurgey, Managing Director and Head of Fixed Income of Madison

9

•
since joining Madison in October 2005, was formerly Vice President for MEMBERS Capital Advisors, Inc. from 2003 until joining Madison.  Mr. Lefurgey became involved in the management of the Fund in 2006.

•
Chris Nisbet.  Mr. Nisbet is a Vice President of Madison and has been a member of the team managing the Fund since its inception in 2000.  He has been a member of the firm’s fixed income team since 1992.

Information regarding the portfolio managers’ compensation, their ownership of securities in the Fund and the other accounts they manage can be found in the SAI.

Compensation

Investment Advisory Fee.  Madison receives a fee for its services under an investment advisory agreement with the Fund. The annual fee is 0.30% of the average daily net assets of the Fund. This fee is deducted automatically from all accounts and is reflected in the daily share price of the Fund.  A discussion regarding the basis for approval of the Fund’s investment advisory agreement with Madison is contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2009.

Other Expenses.  Under a separate services agreement with the Fund, Madison provides or arranges for the Fund to have all other operational and support services needed by the Fund.  Madison receives a fee calculated as a percentage of the average daily net assets of the Fund for these services.  At the end of the Fund’s most recent fiscal year, this fee was set at 0.19%.  Because of this services arrangement with Madison, Madison is responsible for paying all of the Fund’s fees and expenses, other than the investment advisory fee (discussed above), fees related to the Fund’s portfolio holdings (such as brokerage commissions, interest on loans, etc.), and extraordinary or non-recurring fees of the Fund (such as fees and costs relating to any temporary line of credit the Fund maintains for emergency or extraordinary purposes).

PRICING OF FUND SHARES

The price of the Fund’s shares is based on the net asset value (“NAV”) per share. NAV per share equals the total daily value of the Fund’s assets, minus its liabilities, divided by the total number of shares.  NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading.  The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed.  This may be higher, lower or the same as the NAV from the previous day.

Madison uses the market value of the securities in the Fund to calculate NAV.  Madison obtains the market value from one or more established pricing services.  The Fund maintains a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair.  In accordance with policies approved by the Board of Trustees of the Fund, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service.  Although this would be an unusual occurrence for the types of securities held by the Fund, this may occur, for example, due to events or information not known to the pricing service or due to events occurring

10

in other parts of the world.  In using fair value pricing, the Fund’s goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

SHAREHOLDER INFORMATION

Purchase and Redemption Procedures
Information regarding how to purchase and sell shares in the Fund is provided in the section entitled “Guide to Doing Business,” below.

Dividends and Distributions
The Fund’s net income, if any, is declared as dividends and distributed to shareholders at least annually.  Dividends are paid in the form of additional shares credited to your account, unless you elect in writing to receive a dividend check or payment by electronic funds transfer.  Any net realized capital gains would be distributed at least annually and like dividends, are paid in the form of additional shares credited to your account, unless you elect otherwise.  Please refer to the section entitled “Guide to Doing Business,” below, for more information about distribution options.

Frequent Purchases and Redemptions of Fund Shares

General Rule.  Madison Mosaic Funds discourage investors from using the Fund to frequently trade or otherwise attempt to “time” the market.  As a result, the Fund reserves the right to reject a purchase or exchange request for any reason.

Market Timing.  It is the policy of Madison Mosaic Funds to block shareholders or potential shareholders from engaging in harmful trading behavior, as described below, in any Madison Mosaic Fund (including the Fund). To accomplish this, the Fund reserves the right to reject a purchase or exchange request for any reason, without notice. This policy does not affect a shareholder’s right to redeem an account.

Identifiable Harmful Frequent Trading and Market-Timing Activity.  Madison Mosaic Funds defines harmful trading activity as that activity having a negative effect on portfolio management or Fund expenses.  For example, a Fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity.  Cash balances must be over and above the “normal” cash requirements the Fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc.  By forcing a Fund’s portfolio manager to keep greater cash balances to accommodate market timing, the Fund may be unable to invest its assets in accordance with the Fund’s investment objectives.  Alternatively, harmful trading activity may require frequent purchase and sale of portfolio securities to satisfy cash requirements.  To the extent market-timing activity of this sort requires the Fund to continually purchase and sell securities, the Fund’s transaction costs will increase in the form of brokerage commissions and custody fees.  Finally, frequent trading activity results in a greater burden on the Fund’s transfer agent, increasing transfer agent expenses and, if not actually raising Fund expenses, at least preventing them from being lowered.

For all of the above reasons, the Fund monitors cash flows and transfer agent activity in order to identify harmful activity.  Furthermore, when approached by firms or individuals who request access for market timing activities, the Fund declines such requests; when trades are attempted

11

without such courtesy, the Fund makes every effort to block them and prohibit any future investments from the source of such trades.  The Fund does not define market-timing by the frequency or amount of trades during any particular time period.  Rather, the Fund seeks to prevent market-timing of any type that harms the Fund in the manner described above.

The Fund does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future.  The Fund does not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity.  As a result, when the Fund identifies any shareholder activity that causes or is expected to cause the negative results described above, the Fund will block the shareholder from making future investments.  In effect, the Fund allows harmful market-timers to leave Madison Mosaic Funds and shuts the doors to their return.

The Fund uses its discretion to determine whether transaction activity is harmful based on the criteria described above.  Except as described below, the Fund does not distinguish between shareholders that invest directly with the Fund or shareholders that invest with Madison Mosaic Funds through a broker (either directly or through an intermediary account), an investment adviser or other third party as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing.  Moving money in and out of the Fund on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation.  This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance.  In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed.  Nevertheless, the success of any market-timer is not considered by Madison Mosaic Funds.  Rather, the Fund will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful.  In any event, investors in any of the Madison Mosaic Fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements.  It is possible that the Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”).  However, the Fund believes its procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in Madison Mosaic Funds.

Because the Fund discourages market timing in general, Madison Mosaic Funds does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

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Although the Fund believes reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Fund cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.
TAXES

Federal Taxes
The Fund will distribute to shareholders 100% of its net income and net capital gains, if any.  The capital gains distribution is determined as of October 31st each year and distributed annually.

Dividends and any capital gains distributions will be taxable to you.  In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year.  Capital gain distributions can be taxed at different rates depending on the length of time the securities were held.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions are expected to be primarily distributions of net income.

State and Local Taxes
In most states, the dividends and any capital gains you receive from the Fund will be subject to state and local taxation.

Taxability of Transactions
Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Madison Mosaic Fund generally will have similar tax consequences.

Certification of Tax Identification Number
Account applications without a social security number will not be accepted.  If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions.  Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.  You should retain all statements received from the Fund to maintain accurate records of your investments.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you.  There may be other tax considerations applicable to a particular investor.  You are urged to consult with your own tax advisor.  In addition, please see the SAI for more information about taxes.

13

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated February 25, 2010, along with the Fund’s financial statements, is included in the annual report which is available upon request.

	Year Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.47	$10.41	$10.08	$10.11	$10.34
Investment operations:
Net investment income	0.20	0.48	0.44	0.41	0.36
Net realized and unrealized gain (loss) on investments	0.21	0.16	0.33	(0.03)	(0.23)
Total from investment operations	0.41	0.64	0.77	0.38	0.13
Less distributions:
From net investment income	(0.20)	(0.48)	(0.44)	(0.41)	(0.36)
From net capital gains	--	(0.10)	--	--	--
Total distributions	(0.20)	(0.58)	(0.44)	(0.41)	(0.36)
Net asset value, end of period	$10.68	$10.47	$10.41	$10.08	$10.11
Total return (%)	3.99	6.30	7.77	3.93	1.24
Ratios and supplemental data
Net assets, end of period (in thousands)	$26,382	$2,155	$6,413	$6,511	$7,672
Ratio of expenses to average net assets (%)	0.49	0.56	0.47	0.46	0.45
Ratio of net investment income to average net assets (%)	2.21	3.70	4.21	3.97	3.48
Portfolio turnover (%)	11	73	42	34	39

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GUIDE TO DOING BUSINESS

Shareholder Account Transactions

Confirmations, Statements and Reports

•
Daily Transaction Confirmation.  All purchases and redemptions (unless systematic) are confirmed in writing with a transaction confirmation.  Transaction confirmations are mailed promptly after the transaction is posted to your account.  Therefore, you should receive the confirmation in the mail within a few days of your transaction.

•
Quarterly Statement.  Quarterly statements are mailed at the end of each calendar quarter.  The statements reflect account activity through the most recent quarter.  At the end of the calendar year, the statement will reflect account activity for the entire year. The Fund strongly recommends that you retain all daily transaction confirmations until you receive your quarterly statements. Likewise, you should keep all of your quarterly statements until you receive your year-end statement showing the activity for the entire year.

•
Householding Delivery of Shareholder Documents.  In addition to your transaction confirmations and quarterly statements, you will also receive an annual update of the Fund’s prospectus and periodic financial statements.  Only one prospectus and one annual and semi-annual report (or similar report or disclosure document) will be sent to family members sharing the same address unless a request is made for multiple mailings.  Sending only one copy of these documents is efficient, saves paper products and reduces the volume of your mail.  To receive multiple copies, call the Fund at 888-670-3600 and the Fund will begin sending you additional copies free of charge within 30 days.

Changes to an Account. To make any changes to an account, the Fund recommends that you call the Fund to discuss the changes to be made and ask about any documentation that you may need to provide.  Though some changes may be made by phone, generally, in order to make any changes to an account, the Fund will require a written request signed by all of the shareholders and may also require their signatures guaranteed.

Telephone Transactions. The Fund has a number of telephone transaction options. You can exchange your investment among the funds in the Madison Mosaic Funds family, request a redemption and obtain account balance information by telephone.  The Fund’s transfer agent will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions.  These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon your telephone instructions, providing written confirmations of your transaction and recording all telephone conversations with shareholders.  Certain transactions, including some account registration changes, must be authorized in writing.

Certificates.  Certificates will not be issued to represent shares in the Fund.

How to Open a New Account

Important Information About Procedures for Opening a New Account.  In compliance with the USA PATRIOT Act of 2001, the Fund’s transfer agent will verify certain information on your account application as part of the Fund’s anti-money laundering program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact us at 888-670-3600 if you need additional assistance when completing your application.  If the Fund’s transfer agent does not have a reasonable belief of your identity, your account will be rejected or you will not be allowed to perform a transaction in your account until such

15

information is received.  The Fund also reserves the right to close your account within five business days if you do not provide the transfer agent with required clarifying identity information and/or documentation.  What this means for you:  when you open an account, the Fund’s transfer agent will ask for your name, address, date of birth, and other information that will allow the transfer agent to identify you.  The transfer agent may also ask for other identifying documents or information.

Minimum Initial Investment. The Fund is available to investors for a minimum initial investment of $50,000. The $50,000 minimum may be satisfied when one or more related accounts are opened at the same time. An account is considered related when it is opened by or through the same retirement plan, corporation, individual, financial institution or other entity. The Fund reserves the right to lower the minimum initial investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

Maintenance Investment Balance.  The Fund reserves the right to involuntarily redeem:

•	individual accounts with balances that fall below $50,000 (as a result of shareholder activity and not market action);

•	all related accounts when the value of all the accounts within any institutional relationship falls below $50,000 (as a result of shareholder activity and not market action); and

•	all related accounts if the average account size within any institutional relationship has a market value of less than $1,000 (as a result of shareholder activity and not market action).

For example, if an institution allocates $50,000 among one account with $49,000 and 1,000 accounts with $1, the average account size would be approximately $50 ($50,000 divided by 1,001) and would not meet the Fund’s maintenance balance requirements.  Prior to closing your account, the Fund will give you 30 days’ written notice during which time you may increase your balance to avoid having your account(s) closed.

By Check.  Open your new account by completing an application and sending it along with a check payable to the Madison Mosaic Institutional Bond Fund as follows:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLCP.O. Box 701615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the Fund.

By Wire. Please call the Fund before you wire money (no later than close of New York Stock Exchange; usually 3:00 p.m., Central Time) to ensure proper and timely credit to your account.

If you are making your first investment in the Fund, the Fund must have a completed account application before you wire funds.  You can mail or overnight deliver your account application to the Fund.  You may also fax the account application by calling the Fund at 888-670-3600 for a fax number.  Upon receipt of your completed account application, the Fund will establish an account for you.  The account number assigned will be required as part of the instruction that you should give to your bank to send the wire.  Your bank must include both the name of the Fund

16

and your name so that monies can be correctly applied. Your bank may charge you a fee for sending a wire to the Fund, but the Fund will not charge you a fee for this service.

Your bank should transmit funds by wire to:

U.S. Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: U.S. Bancorp Fund Services
Acct # 112-952-137

FFC: Madison Mosaic Institutional Bond Fund

(Shareholder name, #391 (fund number), and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Exchange. You may open a new account by exchange from an existing account when your new account will have the same registration and tax identification number as the existing account and you are investing at least $50,000.  You may also qualify to open an account by exchange if you are investing less than $50,000 if you are a member of an institutional relationship (e.g., a retirement plan) that satisfies the $50,000 requirement.  Exchanges may only be made into funds that are sold in the shareholder’s state of residence.  A new account application is required only when the account registration or tax identification number will be different from the application for the existing account.

Unacceptable Forms of Investment. All purchases of Fund shares by check must be made in U.S. dollars and drawn on U.S. banks.  For the purchase of Fund shares, the Fund does not accept:

•	payment in cash;
•	cashier’s checks in amounts of less than $10,000;
•	third party checks, Treasury checks, credit card “convenience” checks, traveler’s checks, money orders or starter checks; or
•	Post-dated checks, post-dated online bill pay checks or any conditional order or payment.

If your check does not clear, your purchase will be cancelled.  If your check is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result. The Fund reserves the right to reject any purchase in whole or in part.

How to Purchase Additional Shares

Purchase Price.  Share prices (net asset values or “NAVs”) are determined each business day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Purchases are priced at the next share price determined after the purchase request is received in proper form by the Fund.

Purchases and Uncollected Funds. Sometimes a shareholder investment check or electronic transfer is returned to the Fund unpaid.  In other words, the Fund sometimes gets checks that bounce.  The Fund has a procedure to protect you and other shareholders from loss resulting from these items. The Fund may delay paying the proceeds of any redemption for 12 days or more until

17

the Fund can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or “EFT”) used for purchase of the shares has cleared.  Such deposit items are considered “uncollected” until the Fund determines that they have actually been paid by the bank on which they were drawn.  Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold.  All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment. Subsequent investments may be made for $50 or more.  The Fund reserves the right to change the minimum subsequent investment amount for all accounts or on a case by case basis in the interest of the Fund if approved by an officer of the Fund.

By Check.  Please make your check payable to the Fund and mail it, along with an investment slip or, if you don’t have one, please write your account number and the name of the Fund on your check, to:

Regular Mail:                                                                           Overnight:
Madison Mosaic Funds                                                                           Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC                                                                           c/o U.S. Bancorp Fund Services, LLCP.O. Box 701615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                                                                           Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders does not constitute receipt by the transfer agent of the Fund.

By Wire. If you are making a subsequent purchase, your bank should wire funds as indicated below.  To ensure proper and timely credit of a wire, you should notify the Fund at 888-670-3600 before each wire is made.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, please call the Fund.  Your bank may charge you a fee for sending a wire to the Fund, but the Fund will not charge you a fee for this service. Please wire money to:

U.S. Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: U.S. Bancorp Fund Services
Acct # 112-952-137

FFC: Madison Mosaic Institutional Bond Fund

(Shareholder name, #391 (fund number), and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Automatic Investment Plan. You can elect to have a monthly (or less frequent) automatic investment plan.  The Fund will automatically credit your account and debit the bank account you designate with the amount of your investment.  The automatic investment is processed as an electronic funds transfer (“ETF”).  To establish an automatic investment plan, complete the appropriate section of the application or call the Fund for information.  The minimum monthly amount for an ETF is $100.  You may change the amount or discontinue the automatic investment plan at any time.  The Fund does not charge a fee for this service.   However, if your order is rejected by your financial institution, a $25 fee will be charged to your account.

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How to Redeem Shares

Redemption Price. Share prices (net asset values or “NAVs”) are determined each day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Redemptions are priced at the next share price determined after the redemption request is received in proper form by the Fund.

Signature Guarantees. To protect your investments, the Fund requires signature guarantees for certain redemptions.  A signature guarantee is a certification by a financial institution that knows you and recognizes that your signature on a document is genuine.  A signature guarantee helps the Fund ensure the identity of the authorized shareholder(s).  If you anticipate the need to redeem large amounts of money, you are encouraged to establish pre-authorized bank instructions on your account. You can pre-authorize bank instructions by completing the appropriate section of a new application or by calling the Fund to inquire about any necessary documents.  A signature guarantee may be required to add or change bank instructions on an account.

A signature guarantee is required for any redemption when:

•	the proceeds are to be greater than $50,000;
•	the proceeds are to be delivered to someone other than you, as shareholder of record;
•	the proceeds are to be delivered to an address other than your address of record; or
•	you made any change to your registration or account privileges within the last 15 days.

Redemptions and Uncollected Funds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form.  However, in order to prevent possible fraud against the Fund, the Fund may delay paying the proceeds of any redemption until the Fund can determine that the check or other deposit item (including purchases by ETF) used to purchase shares has cleared.  Such deposit items are considered “uncollected” until the Fund determines that the bank on which they were drawn has actually paid them.  This may take up to 12 days.  Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

By Telephone or By Mail.

•
Redemption Request.  Upon request by telephone or in writing, the Fund will send a redemption check of up to $50,000 to you, the shareholder, at your address of record only.  A redemption request for more than $50,000 or for proceeds to be sent to anyone or anywhere other than the shareholder at the address of record must be made in writing, signed by all shareholders with their signatures guaranteed.  See section “Signature Guarantees” above.  Redemption requests in proper form received by mail and telephone are normally processed within one business day.

•
Stop Payment Fee. To stop payment on a check issued by the Fund, call the Fund at 888-670-3600 immediately.  Normally, the Fund charges a fee of $25.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Fund on behalf of a shareholder.  Certain documents may be required before such a request can be processed.

By Wire

•
Procedures.  With one business day’s notice, the Fund can send funds by wire transfer to the bank and account designated on the account application or by subsequent written authorization.  If you anticipate the need to redeem large amounts of money, you are

19

encouraged to establish pre-authorized bank wire instructions on your account. You can pre-authorize bank wire instructions by completing the appropriate section of a new application or by calling the Fund to inquire about any necessary documents.  A signature guarantee may be required to add or change bank wire instruction on an account. See “Signature Guarantees” above for more information.

The Fund accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange.  A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions by wire can be arranged by calling the telephone numbers on the back page of this prospectus.  Requests for wire transfer must be made by 3:00 p.m. Central Time the day before the wire will be sent.

•	Fee. There will be a $15 fee for redemptions by wire to domestic banks. Wire transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire, if greater.

By Exchange. You can redeem shares from the Fund and concurrently invest the proceeds in another Madison Mosaic Fund account by telephone when your account registration and tax identification number are the same.  There is no charge for this service.

By Systematic Withdrawal Plan

•
Procedures.  You can elect to have a systematic withdrawal plan whereby Madison Mosaic Funds will automatically redeem shares in your Madison Mosaic Funds account and send the proceeds to a designated recipient.  To establish a systematic withdrawal plan, complete the appropriate section of the application or call us for information.  The minimum amount for a systematic withdrawal is $100.  Shareholders may change the amount or discontinue the systematic withdrawal plan anytime, but should allow five days to process the change.

•	Electronic Funds Transfer Systematic Withdrawal. A systematic withdrawal can be processed as an electronic funds transfer, commonly known as EFT, to credit a bank account or financial institution.

•	Check Systematic Withdrawal. A systematic withdrawal can also be processed as a check that is mailed to anyone you designate.

Special Redemption Rules for IRAs. Because IRA owners must make a written withholding election for income tax purposes when they redeem shares from their IRA, IRA redemptions must be made in writing. Before you think you may need to redeem funds from your IRA, call the Fund for a form that contains the required tax election provisions. Shareholders must indicate on their redemption request whether or not to withhold federal income tax.  Income tax withholding of 10% will apply to redemption requests unless you elect not to have tax withheld.

Distribution Options
The Fund may make periodic payments of dividends from income or capital gains. Your account application allows you to select the distribution option you would like for each type of distribution.  If you do not make a selection on your application, all of your distributions will be automatically reinvested in your Fund account.

If you do not want your distributions automatically reinvested, you can have your distributions (1) automatically invested in another Madison Mosaic Funds account, (2) paid to you by check, or (3) deposited directly to your bank account.  However, for your protection, if you elect to

20

receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

Redemptions In Kind
If, in the opinion of the Board of Trustees of the Fund, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund. However, the Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it.  Except as described herein, however, the Fund intends to pay for all share redemptions in cash.

How to Close an Account
To close an account, you should call the Fund for instructions.  When you close your account, shares will be redeemed at the next determined net asset value. You can close your account by telephone, wire transfer or by mail as explained above in the section “How To Redeem Shares.”

Other Fees

Returned Investment Check Fee. Your account will be charged (by redemption of shares) $25.00 for items deposited for investment that are returned unpaid for any reason.

Broker Fees. If you purchase or redeem shares through a securities broker, your broker may charge you a transaction fee.  This charge is kept by the broker and not transmitted to the Fund. However, you can engage in any transaction directly with the Fund to avoid such charges.

Research and Other Fees. Shareholders who need investment records for years prior to the past calendar year may be charged a research fee of $5.00 per request.  The Fund reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans and Custodian Fees
The Fund can be used for retirement plan investments, including IRAs.

IRAs

•
Traditional IRAs.  Traditional individual retirement accounts (“Traditional IRAs”) may be nondeductible or partially deductible.  Traditional IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. Traditional IRA contributions that you deducted from your income taxes and the earnings on such contributions will be taxable when distributed.  The Fund will provide you with an IRA disclosure statement with an IRA application.  The disclosure statement explains various tax rules that apply to traditional IRAs.  A separate application is required for IRA accounts.

•	Roth IRAs. Roth IRAs are nondeductible; however, the earnings on such contributions will accumulate and are distributed tax-free as long as you meet the Roth IRA

21

•
requirements.  The Fund will provide you with an IRA disclosure statement with an IRA application. The disclosure statement explains various tax rules that apply to Roth IRAs.  A separate application is required for Roth IRA accounts.

•
Conversion Roth IRAs. You may convert all or part of your Traditional IRA into a Roth IRA. Please call the Fund for a Conversion Roth IRA form if you want to accomplish this conversion.  You will be required to pay taxes on some or all of the amounts converted from a traditional IRA to a Conversion Roth IRA. You should consult your tax advisor and your IRA disclosure statement before you make this change.

IRA Fees.

•	Annual IRA Fee and Fee Waiver. There is no annual IRA fee applicable to an investment in the Fund because the Fund has chosen to waive this fee.

•
Distribution and Transfer Fees.  There is a $25.00 fee for each distribution from an IRA (including rollovers) or transfer of an IRA to another institution.  This fee does not apply to redemptions established under the systematic withdrawal program.

•
Excess Contribution and Recharacterization Fees. There is a $25 fee to process a refund of an excess IRA contribution in any year. Also, IRA contributions that must be reconverted or recharacterized are subject to this $25 processing fee.

Employer Plans. The Fund also offers SEP IRAs and SIMPLE retirement plans. Further information on the retirement plans available through Fund may be obtained by calling 888-670-3600.

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Madison Mosaic Income Trust has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about the Fund.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI, the Fund’s annual and semi-annual reports and other information about the Fund are available without charge by calling 1-800-368-3195, or by visiting the Fund’s Internet site at http://www.mosaicfunds.com.  Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Transfer Agent

Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
www.mosaicfunds.com

Telephone Numbers

Shareholder Service
Toll-free nationwide: (888) 670 3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: (800) 336 3063

SEC File Number 811-03616

23

PROSPECTUS
May 1, 2010

Madison Corporate Income Shares
(Ticker Symbol:  COINX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.madisonfunds.com

Summary Data: Madison Corporate Income Shares	1
Investment Objectives/Goals	1
Fees and Expenses	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks	2
Risk/Return Bar Chart and Performance Table	2
Management	3
Purchase and Sale of Fund Shares	3
Tax Information	3
Payments to Broker-Dealers and Other Financial Intermediaries	3
Investment Objectives	4
Implementation of Investment Objectives	4
Investment Strategy	4
Corporate Debt Securities	5
Maturity	6
Duration	6
Portfolio Trading Activity – Taxable Capital Gains Potential	6
Temporary Defensive Position	6
Risks	7
Interest Rate Risk	7
Tax-Related Risk	7
Call Risk	7
Risk of Default	7
Portfolio Holdings	8
Management	8
Investment Adviser	8
Compensation	8
Pricing of Fund Shares	9
Shareholder Information	9
Purchase and Redemption Procedures	9
Dividends and Distributions	9
Frequent Purchases and Redemptions of Fund Shares	9
Taxes	11
Federal Taxes	11
State and Local Taxes	11
Taxability of Transactions	11
Certification of Tax Identification Number	11
Financial Highlights	12
Guide to Doing Business	14
Eligible Investors	14
Shareholder Account Transactions	14
How to Open a New Account	14
How to Purchase Additional Shares	14
How to Redeem Shares	15
Distribution Options	15
Redemptions In Kind	16
How to Close an Account	16
Unusual Transaction Fees	16

i

SUMMARY DATA

Investment Objectives/Goals
The investment objective of Madison Corporate Income Shares (the “Fund”) is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate bonds rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of ten years or less, (4) generally maintaining overall portfolio duration within 25% of the Barclays Capital Intermediate Credit Bond Index benchmark and occasionally varying from the benchmark by up to 50%, and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
(fees paid directly from your investment)
Maximum sales charge (load)	None
Redemption fee	None
Exchange fee	None

Annual Fund Operating Expenses:
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.00%
Distribution (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.00%

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

1

Principal Investment Strategies
The Fund seeks to achieve its investment objectives through diversified investment in a broad range of corporate debt securities.  In seeking to achieve the Fund’s goal, the Fund’s investment adviser will: (1) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund; (2) shorten or lengthen the Fund’s dollar weighted average maturity and dollar weighted average duration based on our anticipation of the movement of interest rates; (3) select individual securities based on a thorough evaluation of fundamental credit risk; and (4) actively rotate among sectors and quality ratings in search of value and to manage risk.  The Fund will invest at least 80% of its total assets in income-producing corporate bonds.

Principal Risks

Interest Rate Risk.  The share price of the Fund reflects the value of the bonds held by it. When interest rates or general demand for fixed income securities change, the value of these bonds change.  If the value of these bonds falls, the share price of the Fund will go down.  What might cause bonds to lose value? One reason is because interest rates went up. When this happens, existing bonds that pay a lower rate become less attractive and their prices tend to go down.  If the share price falls below the price you paid for your shares, you could lose money when you redeem your shares. The longer the maturity of any bond, the greater the effect will be on its price when interest rates change.

Call Risk.  If a bond issuer “calls” a bond held by the Fund (i.e., pays it off at a specified price before it matures), the Fund could have to reinvest the proceeds at a lower interest rate.  It may also experience a loss if the bond is called at a price lower than what the Fund paid for the bond.

Tax-Related Risk.  You can receive a taxable distribution of capital gain from the Fund.  You may also owe taxes if you sell your shares at a price that is higher than the price you paid for them.

Risk of Default. Although the Fund’s investment adviser monitors the condition of bond issuers, it is still possible that unexpected events could cause the issuer to be unable to pay either principal or interest on its bond.  This could cause the bond to go into default and lose value.

Risk/Return Bar Chart and Performance Table
The bar chart and table below demonstrate the variability of the Fund’s returns by showing changes in the Fund’s performance from year to year.  This information provides some indication of the risks of investing in the Fund. After the bar chart is a table that compares the Fund’s average annual total returns with those of a broad-based securities market index.  Remember, however, that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Calendar Year Returns
Highest/lowest quarterly results during the period shown in the bar chart were:

Highest: 5.48% (quarter ended June 30, 2009)   Lowest:                                                                                                 -2.58% (quarter ended Sept. 30, 2008)

2

Average Annual Total Returns (for the period ended December 31, 2009)
	One Year	Since Inception1
Return before taxes	10.58%	8.13%
Return after taxes on distributions	8.64%	6.19%
Return after taxes on distributions and sale of fund shares	6.82%	5.79%
Barclays Capital Intermediate Credit Bond Index (reflects no deduction for fees, expenses or taxes)	1.61%	6.67%
________

1  The Fund commenced operations on July 1, 2007.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Also, actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

Updated performance information is available by calling the Fund’s shareholder service department toll-free at 888-670-3600 or the toll-free 24-hour automated information line at 800-336-3063.

Management

Investment Adviser.  The investment adviser to the Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly owned subsidiary of MIA (collectively referred to herein as “Madison”).

Portfolio Managers.  Paul Lefurgey (Managing Director and Head of Fixed Income) and Chris Nisbit (Vice President) co-manage the Fund.  Messrs. Lefurgey and Nisbit have served in this capacity since inception of the Fund in 2007.

Purchase and Sale of Fund Shares
To establish an account, you must invest at least $5,000 in the Fund.  There is no minimum subsequent investment requirement. You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business.

Tax Information
Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and will also generally be considered taxable income at the state and local level as well.

Payments from Broker-Dealers and Other Financial Intermediaries
The Fund was developed by Madison exclusively for use within separately managed accounts for which Madison serves as a wrap program investment manager.  Although the Fund has no management fee, Madison receives a portion of the fee paid to the investment advisers and/or broker-dealers who sponsor these programs. The compensation you pay as a participant in such programs is discussed in the applicable program brochure and other contracts that you enter into with program sponsors. You should consult with such materials and your program sponsors for additional details about compensation paid by them to Madison for managing the Fund.

3

INVESTMENT OBJECTIVES

Madison Mosaic Income Trust (the “Trust”) offers one portfolio for investment through this prospectus:  Madison Corporate Income Shares.  The Fund’s investment objective is to obtain the highest total investment return possible (income and share price appreciation) within the policy limitations of (1) investments in corporate bonds rated Baa3/BBB- or better at time of purchase, (2) maintaining an average overall quality of A- or better, (3) maintaining a dollar weighted average maturity of ten years or less, (4) generally maintaining overall portfolio duration within 25% of the Barclays Capital Intermediate Credit Bond Index benchmark and occasionally varying from the benchmark by up to 50%, and (5) limiting investments in corporate securities in any one industry (as defined by SIC code) to 20% at time of purchase.

Although the duration of Barclays Capital Intermediate Credit Bond Index is relatively stable, it fluctuates in response to a variety of market factors, primarily interest rates but also supply. The duration fluctuated from a high of 4.61 years to a low of 3.96 years.  In general, as interest rates rise, the duration of the index tends to shorten and as interest rates fall, its duration tends to rise.

The Fund’s Board of Trustees may change the Fund’s investment objective without shareholder approval.  However, you will receive prior written notice of any material change.  There is no assurance that the Fund’s investment objective will be achieved.

IMPLEMENTATION OF INVESTMENT OBJECTIVES

Investment Strategy
The Fund seeks to achieve its objectives by investing in corporate debt securities (i.e., bonds). In general, after selecting securities that match the Fund’s investment guidelines, most of Madison’s investment decisions relate to: (1) the difference in yields between various types of securities that match the Fund’s guidelines; (2) Madison’s understanding of the direction of interest rate movement; (3) the analysis of a security’s credit risk; or (4) Madison’s anticipation of the relative values and risks associated with securities in different industrial and business sectors.

Example 1: The Fund may hold bonds issued by a particular retailer. Madison may sell these bonds and buy bonds issued by, for example, an oil company if Madison believes that by making the change, the Fund can: (1) obtain higher yielding securities with the same amount of risk (such as by swapping a bond rated AAA yielding 8% interest for another AAA rated bond yielding 9% interest with similar risk characteristics); (2) avoid losing principal due to interest rate movement (see Example 3 below); (3) timely react to deteriorating finances of the particular bond issuer; or (4) avoid losing principal if the markets treat retailer bonds as presenting a greater potential risk than oil industry bonds.

If Madison believes interest rates are falling, Madison will normally increase the dollar weighted average maturity and duration of the Fund to help increase the share price of the Fund. On the other hand, if Madison believes interest rates are rising, Madison will normally decrease the dollar weighted average maturity and duration of the Fund to help preserve the Fund’s share price.

The concept of “effective duration” of a bond portfolio goes hand in hand with average maturity. Effective duration is a commonly used measurement to determine the risk to market value. As a technical matter, effective duration measures the period of time you must wait before you have received half of the present value of the cash flows from a bond. As a practical matter, Madison

4

uses a bond portfolio’s effective duration to help measure its likely change in price given a 1% change in interest rates up or down.

Example 2: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 5 years and the Barclays Capital Intermediate Credit Bond Index benchmark’s effective duration is 4 years.  Madison extends such maturity to 7 years over the month by increasing the effective duration of the Fund’s securities from 4 to 4.5 years. If interest rates fall on February 1 to 5%, then the value of the bonds in the Fund should increase by 4.5%. Had Madison not changed the original maturity by extending effective duration, then the value of the bonds in the Fund should only have increased by 4%. As a result, the share price of the Fund should increase by 4.5% in this example, 0.5% more than it would have increased had Madison not extended duration. In other words, if the Fund’s share price was $10 before interest rates dropped, the share price of the Fund should increase to $10.45 in this example, but only $10.40 if Madison had not extended duration.

Example 3: On January 1, interest rates are 6% and the Fund’s dollar weighted average maturity is 5 years and the Barclays Capital Intermediate Credit Bond Index benchmark’s effective duration is 4 years. As a defensive strategy against rising interest rates, Madison shortens maturity to 4 years over the month by decreasing the effective duration of the Fund’s securities from 4 to 3.5 years. If interest rates rise on February 1 to 7%, then the value of the bonds in the Fund will decrease by 3.5%. If Madison had not changed the original maturity by shortening effective duration, then the value of the bonds in the Fund should drop by 4.0%. Therefore, although the share price of the Fund will decrease as interest rates rise, its share price should decrease 0.5% less than it would have before the defensive move. In other words, if the Fund’s share price was $10 before interest rates dropped, the share price of the Fund should decrease to $9.65 in this example, but would have dropped to $9.60 if Madison had not shortened duration.

The percentage of the Fund’s assets that Madison may invest at any particular time in a particular security, the dollar weighted average maturity of the total portfolio (which will never exceed 10 years) and the Fund’s effective duration will depend on Madison’s judgment regarding the risks in the general market. Madison monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

Madison does not anticipate investing the Fund’s assets in money market instruments (i.e., securities that mature within one year of the date of their purchase) except for the overnight investment of otherwise uninvested cash.

Corporate Debt Securities
Madison will primarily buy corporate debt securities assigned one of the four highest quality ratings by Standard & Poor’s or Moody’s or, if unrated, judged by Madison to be of comparable quality. These are generally referred to as “investment grade” securities and are rated AAA, AA, A and BBB by Standard & Poor’s or Aaa, Aa, A and Baa by Moody’s.  Madison will sell any security owned by the Fund that is downgraded below BBB. Madison will determine the timing and terms of the sale that Madison believes are in the best interests of the Fund, but in no event will the Fund hold the security beyond six months following the date of the downgrade.  Madison applies its investment selection criteria at the time an investment is made. Except as described above, Madison might not sell a bond because of an adverse change in quality rating or other characteristics because the impact of such change is often already reflected in market price before the bond can be sold.

5

Maturity
Madison will normally invest the Fund so that it has an dollar weighted average maturity of ten years or less.  If Madison believes that market risks are high and bond prices in general are vulnerable to decline, Madison may reduce the average maturity of the Fund’s bonds and increase its cash reserves and money market holdings.  Madison does not, however, intend to engage in extensive short-term trading.

Duration
The Fund’s effective duration will normally be in the range of 25% longer or shorter than the Barclays Capital Intermediate Credit Bond Index benchmark at any given time. Effective duration will be longer or shorter than the index based on Madison’s expectation of likelihood of change in interest rates and the direction of the change. Effective duration could deviate from the benchmark by up to 50% during periods when Madison believes interest rates are likely to materially change.

Portfolio Trading Activity – Taxable Capital Gains Potential
Madison may alter the composition of the Fund with regard to quality and maturity and may sell securities prior to maturity.  Under normal circumstances, however, turnover for the Fund is generally not expected to exceed 100%.

Sales of Fund securities may result in capital gains.  This can occur any time Madison sells a bond at a price that was higher than the price paid for it, even if Madison does not engage in active or frequent trading.  Madison’s intent when it sells bonds is to “lock in” any gains already achieved by that investment or, alternatively, prevent additional or potential losses that could occur if Madison continued to hold the bond.  However, increasing portfolio turnover at a time when Madison’s assessment of market performance is incorrect could lower investment performance.  The Fund does not generally pay brokerage commissions when it purchases or sells bonds, but the price the Fund would have to pay to buy a bond is usually higher than the price it would receive when the Fund sells it.  As a result, as portfolio turnover increases, the cumulative effect of this may hurt Fund performance.

Under normal circumstances, the Fund will not engage in active or frequent trading of its bonds.  However, it is possible that Madison will determine that market conditions require a significant change to the composition of the Fund’s portfolio.  For example, if interest rates rise or fall significantly, Madison may attempt to sell bonds before they lose much value. Also, if the Fund experiences large swings in shareholder purchases and redemptions, Madison may be required to sell bonds more frequently in order to generate the cash needed to pay redeeming shareholders.  Under these circumstances, the Fund could make a taxable capital gain distribution.  You should be aware that if Madison engages in frequent trading activity, the Fund will generate a higher percentage of short-term capital gains. Such gains are taxed at ordinary income rates (up to 35% depending on a shareholder’s tax bracket and taxable status for Federal income tax purposes), rather than the more favorable 15% maximum long-term capital gains rate.

Temporary Defensive Position
Madison reserves the right to invest a portion of the Fund’s total assets in short-term debt securities (i.e., those with maturities of one year or less) and to maintain a portion of Fund assets uninvested in cash.  However, Madison does not intend to hold more than 20% of the Fund’s total assets in such investments unless it determines that market conditions warrant a temporary defensive investment position.  Under such circumstances, up to 100% of the Fund may be so

6

invested.  To the extent that the Fund is so invested, it may not be invested in accordance with policies designed to achieve its stated investment objective. Short-term investments may include investment grade certificates of deposit, commercial paper and repurchase agreements.  Madison might hold substantial cash reserves in seeking to reduce the Fund’s exposure to bond price depreciation during a period of rising interest rates and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

RISKS

Interest Rate Risk
The value of shares purchased in the Fund will fluctuate due to changes in the value of securities held by the Fund. At the time an investor sells his or her shares, they may be worth more or less than their original cost.  Bonds tend to increase in value when prevailing interest rates fall, and to decrease in value when prevailing interest rates rise. The longer the maturities of the bonds held in the Fund, the greater the magnitude of these changes. Investments with the highest yields may have longer maturities or lower quality ratings than other investments, increasing the possibility of fluctuations in value per share.

Tax-Related Risk
In addition to dividends from interest earned by Fund securities and paid to you, shareholders in the Fund can recognize taxable income in two ways:

1.
If you sell your shares at a price that is higher than when you bought them, you will have a taxable capital gain. On the other hand, if you sell your shares at a price that is lower than the price when you bought them, you will have a capital loss.  Moreover, if you experience a gain on shares held for less than a year, then the gain will be taxed at short-term rates (up to 35% depending on a shareholder’s tax bracket and taxable status for Federal income tax purposes), rather than the more favorable 15% maximum long-term capital gains rate.

2.
In the event the Fund sells more securities at prices higher than when they were bought by the Fund, the Fund may pass through the profit it makes from these transactions by making a taxable capital gain distribution. The discussion regarding “Portfolio Trading Activity - Taxable Capital Gains Potential” in the previous section above explains what circumstances can produce taxable short-term or long-term capital gains.

Call Risk
Madison may buy “callable bonds” for the Fund.  This means that the issuer can redeem the bond before maturity. An issuer may want to call a bond after interest rates have gone down. If an issuer calls a bond the Fund owns, the Fund could have to reinvest the proceeds at a lower interest rate. Also, if the price paid for the bond was higher than the call price, the effect is the same as if the Fund sold the bond at a loss.

Risk of Default
Even for bonds that are rated investment grade, it is still possible that unexpected events (for example, a disaster or unforeseen economic developments, fraud or corruption at the company or its suppliers or clients, or unanticipated costs resulting from government legislation) could cause the issuer of a bond to be unable to pay either principal or interest on its bond. This could cause the bond to go into default and lose value.

7

PORTFOLIO HOLDINGS

Portfolio holdings information is available on the Fund’s website at www.madisonadv.com/COINS.  In addition, a complete description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s SAI.  Please see the back cover of this prospectus for information about the SAI.

MANAGEMENT

Investment Adviser
The investment adviser to the Fund is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC, a wholly-owned subsidiary of MIA (collectively referred to herein as “Madison”), both located at 550 Science Drive, Madison, Wisconsin 53711.  As of December 31, 2009, Madison Investment Advisors, Inc., which was founded in 1974, and its subsidiary organizations, including Madison Mosaic, LLC,  managed approximately $15 billion in assets, including open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Fund’s activities.

Investment decisions regarding the Fund can be influenced in various manners by a number of individuals.  Generally, all decisions regarding a Fund’s average maturity, duration and investment considerations concerning interest rate and market risk are the primary responsibility of Madison’s investment policy committee.  The investment policy committee is made up of the top officers and managers of Madison.

Day-to-day decisions regarding the selection of individual bonds and other management functions for the Fund are primarily the responsibilities of Paul Lefurgey and Chris Nisbet.

•
Paul Lefurgey.  Mr. Lefurgey, Managing Director and Head of Fixed Income of Madison since joining Madison in October 2005, was formerly Vice President for MEMBERS Capital Advisors, Inc. from 2003 until joining Madison.  Mr. Lefurgey has been involved in the management of the Fund since inception of the Fund in 2007.

•
Chris Nisbet.  Mr. Nisbet is a Vice President of Madison and has been a member of the team managing the Fund since its inception in 2007.  He has been a member of the firm’s fixed income team since 1992.

Information regarding the portfolio managers’ compensation, their ownership of securities in the Fund and the other accounts they manage can be found in the SAI.

Compensation
The Fund does not pay any direct advisory or other fees, except for brokerage, taxes and extraordinary expenses.  Rather, the Fund is an integral part of certain separately managed account programs and Madison is compensated by the sponsors of such programs. Participants in such programs pay a fee to the sponsors, a portion of which is remitted to Madison.  The fees paid by participants in such programs are discussed in the applicable program brochure and other contracts that participants enter into with program sponsors.

A discussion regarding the basis for approval of the Fund’s investment advisory agreement with Madison is contained in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2009.

8

PRICING OF FUND SHARES

The price of the Fund’s shares is based on the net asset value (“NAV”) per share. NAV per share equals the total daily value of the Fund’s assets, minus its liabilities, divided by the total number of shares.  NAV is calculated at the close of the New York Stock Exchange (typically 3:00 p.m., Central Time) each day it is open for trading.  The New York Stock Exchange is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

When you purchase or redeem shares, your transaction will be priced based on the next calculation of NAV after your order is placed.  This may be higher, lower or the same as the NAV from the previous day.

Madison uses the market value of the securities in the Fund to calculate NAV.  Madison obtains the market value from one or more established pricing services.  The Fund maintains a pricing committee to review market value of portfolio securities to determine whether or not prices obtained from the pricing services are fair.  In accordance with policies approved by the Board of Trustees of the Fund, the pricing committee may determine that the “fair value” of a particular security is different than the market value provided by the pricing service.  Although this would be an unusual occurrence for the types of securities held by the Fund, this may occur, for example, due to events or information not known to the pricing service or due to events occurring in other parts of the world.  In using fair value pricing, the Fund’s goal is to prevent share transactions from occurring at a price that is unrealistically high or low based on information known but not reflected in the “market” price of portfolio securities calculated at the close of the New York Stock Exchange.

SHAREHOLDER INFORMATION

Purchase and Redemption Procedures
Information regarding how to purchase and sell shares in the Fund is provided in the section entitled “Guide to Doing Business,” below.

Dividends and Distributions
The Fund’s net income, if any, is declared as dividends and distributed to shareholders monthly.  Dividends are paid in the form of cash credited to the wrap program brokerage account that holds your Fund shares and distributed to you in accordance with your wrap program sponsor agreement.  Any net realized capital gains would be distributed at least annually and like dividends, are paid in the form of cash credited to your wrap program brokerage account.  You may also arrange with your wrap program sponsor for your dividends to be reinvested in additional Fund shares.  Please refer to the section entitled “Guide to Doing Business,” below, for more information about distribution options.

9

Frequent Purchases and Redemptions of Fund Shares

General Rule.  The Fund discourages investors from using the Fund to frequently trade or otherwise attempt to “time” the market.  As a result, the Fund reserves the right to reject a purchase or exchange request for any reason.

Market Timing.  In general, the practice of “market timing,” which includes short-term or excessive trading of mutual fund shares and other abusive trading practices, may have a detrimental effect on a mutual fund and its shareholders. Depending upon various factors such as the mutual fund’s size and the amount of its assets maintained in cash, market timing by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and harm the performance of the Fund and its shareholders.

Because the Fund is designed to be a component of wrap accounts that also invest, at the direction of the wrap program sponsor, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes, or in order to invest new monies (including through dividend reinvestment), or to accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in the wrap accounts. Because all purchase and redemption orders are initiated by the wrap program sponsor, wrap account clients are not in a position to effect purchase and redemption orders and are, therefore, unable to directly trade in Fund shares. The Board of Trustees of the Fund have adopted a market timing policy, pursuant to which Madison monitors Fund trading activity and has the ability to reject any purchase or redemption order that Madison identifies as harmful to the Fund or its shareholders.

Identifiable Harmful Frequent Trading and Market-Timing Activity.  The Fund defines harmful trading activity as that activity having a negative effect on portfolio management.  For example, a fund subject to frequent trading or “market-timing” must maintain a large cash balance in order to permit the frequent purchases and redemptions caused by market-timing activity.  Cash balances must be over and above the “normal” cash requirements the fund keeps to handle redemption requests from long-term shareholders, to buy and sell portfolio securities, etc.  By forcing a fund’s portfolio manager to keep greater cash balances to accommodate market timing, the fund may be unable to invest its assets in accordance with the fund’s investment objectives.

The Fund does not currently impose additional fees on market timing activity, nor does it restrict the number of exchanges shareholders can make, although the right to do so is reserved upon notice in the future.  The Fund does not specifically define the frequency of trading that will be considered “market timing” because the goal is to prevent any harm to long-term investors that is caused by any out-of-the-ordinary trading or account activity.  As a result, when the Fund identifies any shareholder activity that causes or is expected to cause the negative results described above, the Fund will block the shareholder from making future investments.  In effect, the Fund allows harmful market-timers to leave the Fund and shuts the doors to their return.

The Fund uses its discretion to determine whether transaction activity is harmful based on the criteria described above.  The Fund does not distinguish among wrap program sponsors as long as the account is engaging in harmful activity as described above.

Other Risks Associated with Market Timing.  Moving money in and out of the Fund on short notice is a strategy employed by certain investors who hope to reap profits from short-term market fluctuation.  This is not illegal, but is discouraged by many funds since it can complicate fund management and, if successfully employed, have a negative impact on performance.  In particular, a successful “market-timer” could, over time, dilute the value of fund shares held by

10

long-term investors by essentially “siphoning off” cash by frequently buying fund shares at an NAV lower than the NAV at which the same shares are redeemed.  Nevertheless, the success of any market-timer is not considered by the Fund.  Rather, the Fund will block ALL identifiable harmful frequent trading and market-timing activity described above regardless of whether the market-timer is successful or unsuccessful.  In any event, investors in the Fund should be aware that dilution caused by successful market timing by some shareholders is a risk borne by the remaining shareholders.

Exceptions or Other Arrangements.  It is possible that the Fund will not detect certain frequent trading or market timing activity in small amounts that, because of the relatively small size of such activity, is subsumed by the normal day-to-day cash flow of the Fund (see the section above entitled “Other Risks Associated with Market Timing”).  However, the Fund believes its procedures are adequate to identify any market timing activity having the harmful effects identified in the section entitled “Identifiable Harmful Frequent Trading and Market-Timing Activity” regardless of the nature of the shareholder or method of investment in the Fund.

Because the Fund discourages market timing in general, the Fund does not currently, nor does it intend to, have any arrangements or agreements, formal or informal, to permit any shareholders or potential shareholders to directly or indirectly engage in any type of market-timing activities, harmful or otherwise.

Although the Fund believes reasonable efforts are made to block shareholders that engage in or attempt to engage in harmful trading activities, the Fund cannot guarantee that such efforts will successfully identify and block every shareholder that does or attempts to do this.

TAXES

Federal Taxes
The Fund will distribute to shareholders 100% of its net income and net capital gains, if any.  The capital gains distribution is determined as of October 31st each year and distributed annually.

Dividends and any capital gains distributions will be taxable to you.  In January each year, the Fund will send you an annual notice of dividends and other distributions paid during the prior year.  Capital gain distributions can be taxed at different rates depending on the length of time the securities were held.

When a Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.

Fund distributions are expected to be primarily distributions of net income.

State and Local Taxes
In most states, the dividends and any capital gains you receive from the Fund will be subject to state and local taxation.

Taxability of Transactions
Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.

11

Certification of Tax Identification Number
Account applications without a social security number will not be accepted.  If you do not provide a valid social security or tax identification number, you may be subject to federal withholding at a rate of 28% of your Fund distributions.  Any fine assessed against the Fund that results from your failure to provide a valid social security or tax identification number will be charged to your account.  You should retain all statements received from the Fund and your wrap program sponsor to maintain accurate records of your investments.

This section is not intended to be a full discussion of federal, state or local income tax laws and the effect of such laws on you.  There may be other tax considerations applicable to a particular investor.  You are urged to consult with your own tax advisor.  In addition, please see the SAI for more information about taxes.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance since inception of the Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  This information has been derived from financial statements audited by Grant Thornton LLP, whose report dated February 25, 2010, along with the Fund’s financial statements, is included in the annual report which is available upon request.

	Year Ended December 31,
	2009	2008	20071
Net asset value, beginning of period	$10.16	$10.26	$10.00
Investment operations:
Net investment income	0.53	0.52	0.27
Net realized and unrealized gain (loss) on investments	0.52	(0.09)	0.26
Total from investment operations	1.05	0.43	0.53
Less distributions:
From net investment income	(0.53)	(0.52)	(0.27)
From net capital gains	--	(0.01)	--
Total distributions	(0.53)	(0.53)	(0.27)
Net asset value, end of period	$10.68	$10.16	$10.26
Total return (%)	10.58	4.29	5.37
Ratios and supplemental data
Net assets, end of period (in thousands)	$987	$948	$637
Ratio of expenses to average net assets (%)	--	--	--
Ratio of net investment income to average net assets (%)	5.05	5.21	5.29
Portfolio turnover (%)	18	5	3
_______
1 For the period July 1, 2007 (commencement of operations) through December 31, 2007.

12

GUIDE TO DOING BUSINESS

Eligible Investors
Shares of the Fund may be purchased only by or on behalf of wrap account clients where Madison has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client.  The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above. Each investor, by purchasing shares, agrees to any such redemption. Madison will use its best efforts to provide the applicable wrap program sponsor with advance notice of any such redemption on behalf of the client.

Shareholder Account Transactions

Changes to an Account. To make any changes to an account, you must contact your wrap program sponsor.

Certificates.  Certificates will not be issued to represent shares in the Fund.

How to Open a New Account

Important Information About Procedures for Opening a New Account.  In compliance with the USA PATRIOT Act of 2001, your wrap program sponsor will verify certain information on your client account application as part of its anti-money laundering program. Eligible clients or their wrap program sponsors typically may open an account by submitting an executed client agreement with their applicable wrap program sponsor. Please refer to the mailing address for your wrap program sponsor in the client agreement materials you received with this prospectus.

Minimum Initial Investment. The Fund is available to investors for a minimum initial investment of $5,000; however, wrap program sponsors may impose greater minimums based on the allocation rules of the particular wrap program.  The broker-dealer acting on behalf of an eligible client must submit a purchase order to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC,  P.O. Box 701, Milwaukee, WI 53201, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation - Fund/SERV). If funds do not clear through the Fund/SERV network, then the broker-dealer submitting a purchase order on behalf of wrap program clients must arrange to have federal funds wired to the transfer agent. Wiring instructions may be obtained by calling 1-888-670-3600 or as follows:

U.S. Bank Milwaukee, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA # 075000022
Credit: U.S. Bancorp Fund Services
Acct # 112-952-137

FFC: Madison COINS

(Shareholder name and account number)

Wired funds must be received prior to 3:00 p.m. Central Time to be eligible for same day pricing.  Neither the Fund nor U.S. Bank Milwaukee, N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Purchase Additional Shares

Purchase Price.  Share prices (net asset values or “NAVs”) are determined each business day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).

13

Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Purchases are priced at the next share price determined after the purchase request is received in proper form by the Fund.

Purchases and Uncollected Funds. Sometimes a shareholder investment check or electronic transfer is returned to the Fund unpaid.  In other words, the Fund sometimes gets checks that bounce.  The Fund has a procedure to protect you and other shareholders from loss resulting from these items. The Fund may delay paying the proceeds of any redemption for 12 days or more until the Fund can determine that the check or other deposit item (including purchases by Electronic Funds Transfer or “EFT”) used for purchase of the shares has cleared.  Such deposit items are considered “uncollected” until the Fund determines that they have actually been paid by the bank on which they were drawn.  Purchases made by federal funds wire are considered collected when received and not subject to the 12 day hold.  All purchases earn dividends from the day after the day of credit to a shareholder’s account, even while not collected.

Minimum Subsequent Investment. There is no minimum subsequent investment requirement.  Subsequent investments are processed in the same manner as initial investments.

How to Redeem Shares

Redemption Price. Share prices (net asset values or “NAVs”) are determined each day at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time).  Transaction requests received after the close of regular trading will be processed using the next day’s NAV.  The NAV per share is not determined on days the New York Stock Exchange is closed for trading.  Redemptions are priced at the next share price determined after the redemption request is received in proper form by the Fund.

Redemption Procedures. Fund shareholders must contact their wrap program sponsor representative to initiate a redemption of Fund shares. Shareholders will generally have provided a power of attorney to their wrap program sponsor authorizing the sponsor to redeem shares as part of their programs’ investment strategy. Redemption proceeds will ordinarily be sent by wire. Redemption proceeds will normally be wired within one to three business days after the redemption request, but may take up to seven business days. Redemption proceeds on behalf of shareholders who are no longer eligible to invest in the Fund may receive their redemption proceeds by check. See “Eligible Investors” above.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Fund may delay redemption payments for more than seven days, as permitted by law.

Redemptions and Uncollected Funds. Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your request in good form.  However, in order to prevent possible fraud against the Fund, the Fund may delay paying the proceeds of any redemption until the Fund can determine that the check or other deposit item (including purchases by ETF) used to purchase shares has cleared.  Such deposit items are considered “uncollected” until the Fund determines that the bank on which they were drawn has actually paid them.  This may take up to 12 days.  Purchases made with federal funds wire are considered collected when received and not subject to the 12-day hold.

Distribution Options
The Fund may make periodic payments of dividends from income or capital gains. Distributions will be paid to your wrap program account.

Redemptions In Kind

If, in the opinion of the Board of Trustees of the Fund, extraordinary conditions exist which make cash payment for redemption requests undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Fund. However, the Fund has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Fund or $250,000.

Any property of the Fund distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Fund, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full net asset value for it.  Except as described herein, however, the Fund intends to pay for all share redemptions in cash.

How to Close an Account
To close an account, you should call your wrap account program sponsor and request that your account be closed.  When you close your account, shares will be redeemed at the next determined net asset value.

Unusual Transaction Fees
The Fund reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

14

The Fund has a statement of additional information (“SAI”), which is incorporated by reference into this prospectus, that includes additional information about the Fund.  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year. The SAI, the Fund’s annual and semi-annual reports and other information about the Fund are available without charge by calling 1-800-368-3195, or by visiting the Fund’s Internet site at http://www.madisonadv.com/COINS.  Use the shareholder service number below to make shareholder inquiries.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Transfer Agent

Madison Mosaic Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Telephone Numbers

Shareholder Service
Toll-free nationwide: (800) 767-0300

SEC File Number 811-03616

15

Statement of Additional Information
Dated May 1, 2010
For use with the Prospectuses of the Funds dated May 1, 2010

Madison Mosaic Income Trust
Government Fund (Ticker Symbol: MADTX)
Core Bond Fund (Ticker Symbol: MADBX)
Institutional Bond Fund (Ticker Symbol: MIIBX)
Madison Corporate Income Shares(Ticker Symbol: COINX)

550 Science Drive
Madison, Wisconsin 53711
800-368-3195

This Statement of Additional Information (“SAI”) is not a prospectus. You should read this SAI with the prospectuses of Madison Mosaic Income Trust (the “Trust”) bearing the date indicated above (“Prospectuses”).  You can obtain copies of the Prospectuses from Madison Mosaic Funds® at the address and telephone number shown above.

Audited financial statements for the Trust for the fiscal year ended December 31, 2009 appear in the Trust’s Annual Reports to Shareholders for that period, which are incorporated herein by reference.  You can obtain copies of the Annual Reports at no charge by writing or calling Madison Mosaic Funds® at the address and telephone numbers shown above.

FUND HISTORY	1
DESCRIPTION OF THE FUNDS	1
Classification	1
Investment Strategies and Risks	1
Non-Fundamental Fund Policies	5
Fundamental Policies	7
Investment Percentage Limitations	9
Short-Term Investments	9
Portfolio Turnover	10
Disclosure of Portfolio Holdings	10
MANAGEMENT OF THE FUNDS	13
Trustees and Officers	13
Board Qualifications	17
Board Committees	18
Leadership Structure of the Board	18
Trustees’ Holdings	19
Independent Trustee Compensation	19
CODE OF ETHICS	20
PROXY VOTING POLICIES, PROCEDURES AND RECORDS	20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	20
INVESTMENT ADVISORY AND OTHER SERVICES	20
Investment Adviser	20
Principal Distributor	21
Services Provided by Madison and Fund Expenses Paid by Third Parties	22
Services Agreement	22
Other Service Providers	23
PORTFOLIO MANAGERS	23
Other Accounts Managed	23
Compensation	24
Material Conflicts of Interest	25
Ownership of Securities	25
BROKERAGE ALLOCATION AND OTHER PRACTICES	25
CAPITAL STOCK AND OTHER SECURITIES	27
Summary	27
Shares and Classes of Shares	27
Share Splits and Liquidation Rights	27
Shareholder Meetings	27
Voting Rights	28
Shareholder Liability	28
Liability of Trustees and Others	28
PURCHASE, REDEMPTION AND PRICING OF SHARES	29
Offering Price	29
Shareholder Service Policies	30
Minimum Initial Investment and Minimum Balance	30
Special Service Charges	30
Share Certificates	30
Crediting of Investments	30
Purchase Orders from Brokers	31
Redemptions	31
Unusual Circumstances Resulting in Suspension of Payments	31
Final Payments on Closed Accounts	32
Payments in Kind	32
Address Changes and Lost Shareholder Accounts	32
Dividend Payments	32
TAXATION OF THE TRUST	33
Federal Income Tax Requirements	33
Tax Consequences to Shareholders	34
Wash Sales	34
Dividends Received Deduction	34
28% Withholding	34
Personal Holding Company	34
FINANCIAL STATEMENTS	34
APPENDIX A	35
APPENDIX B	39

FUND HISTORY

Madison Mosaic Income Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust has four separate portfolios or funds (each, a “Fund” and collectively, the “Funds”), as follows:

(1)	Government Fund—previously known as the A-Rated Fund;
(2)	Core Bond Fund—previously known as the Intermediate Income Fund (before May 1, 2008) and the High Yield Fund and the Maximum Income Portfolio (before May 12, 1997);
(3)	Institutional Bond Fund—with an inception date of May 1, 2000; and
(4)	Madison Corporate Income Shares (“COINS”)—with an inception date of July 1, 2007.

The Trust was originally known as GIT Income Trust. The Trust changed its name in May 1997 following the 1996 change in the Funds’ investment adviser from Bankers Finance Investment Management Corp. to Madison Mosaic, LLC (“Madison Mosaic”).  Currently, Madison Mosaic and Madison Investment Advisors, Inc. (“MIA”) together serve as the investment adviser to each of the Funds.  Madison Mosaic is a wholly-owned subsidiary of MIA. Because Madison Mosaic and MIA share office space and investment management personnel, for ease of reference, the term “Madison” will be used to refer to the collective group of entities. On November 1, 2006, the Trust added the word “Madison” to its name.

DESCRIPTION OF THE FUNDS

Classification

The Trust is a diversified open-end management investment company, commonly known as a mutual fund.  The Trust currently offers four series of shares for sale:  (1) Government Fund shares, (2) Core Bond Fund shares, (3) Institutional Bond Fund shares, and (4) COINS shares, each managed as a diversified fund.

Investment Strategies and Risks

The Government Fund shares represent interests in a portfolio of U.S. Government securities. The Core Bond Fund shares represent interests in a portfolio of high and medium-grate securities, with no more than 35% of the Fund’s total assets in lower-grade debt securities rated not lower than B (or of equivalent quality).  The Institutional Bond Fund shares represent interests in a portfolio of high-grade securities.  Finally, shares of COINS represent a diversified portfolio of corporate bonds.

The investment objectives of the Funds are described in the Prospectuses. You should also read the Prospectuses for information about each Funds’ principal investment strategies and risks.

If any Fund is ever required to notify you that it will be making a change to an investment policy reflected in its name, you will receive a separate written explanation of the change at least 60 days in advance. This notice will contain a statement in bold-face type alerting you that the notice is an “Important Notice Regarding Change in Investment Policy” and this statement will also be on the envelope uses to mail the notice to you (unless, of course, the notice is the only material being sent to you).

In addition to the principal investment strategies described in the Prospectuses, the following describes additional investment strategies. Also discussed are the risks associated with such strategies that you should understand.

When-Issued Securities. Madison may purchase and sell securities for any Fund on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions happen when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a date later than normal settlement. For example, Madison may purchase newly issued bonds on a when-issued basis, with payment and delivery to take place 15 to 45 days after Madison commits to the purchase.  Fluctuations in the value of securities Madison agrees to buy or sell on a when-issued basis may increase changes in a Fund’s value. This is because the fluctuations in value must be added to changes in the values of securities actually held in the Fund during the same period.

When engaging in when-issued or delayed delivery transactions, Madison must rely on the seller or buyer to complete the transaction at the scheduled time. If the other party fails to do so, Madison might lose an opportunity for a more advantageous purchase or sale. If the transaction is completed, intervening changes in market conditions or the issuer’s financial condition could make it less advantageous than investment alternatives available at the time of settlement.  While Madison will only commit to security purchases it intends to complete on behalf of a Fund, Madison may sell any securities purchase contracts before settlement of the transaction. If this occurs, the Fund could realize a gain or loss despite the fact that the original transaction was never completed.

When Madison purchases when-issued securities, it will take certain actions to protect the Trust. Namely, Madison will maintain in a segregated account a combination of designated liquid investments and cash sufficient in value to provide adequate funds to complete the scheduled purchase.

Securities with Variable Interest Rates.  Some of the securities Madison purchases for the Funds  may carry variable interest rates.  Securities with variable interest rates normally are adjusted periodically to pay an interest rate that is a fixed percentage of some base rate, such as the “prime” interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes.  Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand.  Others may have a fixed stated maturity with no demand feature.  Variable rate securities may offer higher yields than are available from shorter-term securities.  When interest rates generally are falling, the yields of variable rate securities will tend to fall.  Likewise, when rates are generally rising, variable rate yields will tend to rise.

Variable rate securities may not always be rated and may not have a readily available secondary market.  Madison’s ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par.  Madison will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

Repurchase Agreement Transactions.  A repurchase agreement involves acquiring securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment. This is because they may be made for very short periods, including maturities of only one day. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are considered loans and the securities involved may be viewed as collateral.  If Madison invests in repurchase agreements, the Funds could be subject to the risk that the other party may not complete the scheduled repurchase. In that case, the Funds would be left holding securities. If those securities decline in price to a value of less than the amount due at the scheduled time of repurchase, then the Funds could suffer a loss of principal or interest.  In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Funds could encounter restrictions on the exercise of their rights under the repurchase agreement.

Reverse Repurchase Agreements. If any Fund requires cash to meet redemption requests and Madison determines that it would not be advantageous to sell portfolio securities to meet those requests, then Madison may sell the Fund’s securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a “reverse repurchase agreement.” It has the practical effect of constituting a loan to the Fund, the proceeds would be used to meet cash requirements for redemption requests.  During the period of any reverse repurchase agreement, the affected Fund would recognize fluctuations in value of the underlying securities to the same extent as if those securities were held by the Fund outright. If Madison engages in reverse repurchase agreement transactions for any Fund, Madison will take steps to protect the Fund.  Madison will maintain in a segregated account a combination of designated liquid securities and cash that is sufficient in aggregate value to provide adequate funds to complete the repurchase.

Loans of Fund Securities.  In certain circumstances, Madison may be able to earn additional income for the Funds by loaning portfolio securities to a broker-dealer or financial institution. Madison may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Funds by the borrower and maintained in a segregated account at full market value each business day.  During the term of any securities loan, the borrower must pay the applicable Fund all dividend and interest income earned on the loaned securities. At the same time, the Fund will also be able to invest any cash portion of the collateral or otherwise charge a fee for making the loan, thereby increasing the Fund’s overall potential return.  If Madison makes a loan of securities, the affected Fund would be exposed to the possibility that the borrower of the securities might be unable to return them when required. This would leave the Fund with the collateral maintained against the loan. If the collateral were of insufficient value, the Fund could suffer a loss.

Any loans by the Funds of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission (the “SEC”) and under procedures adopted by the Board of Trustees of the Trust. In determining whether to lend securities to a particular broker, dealer or other financial institution, Madison will consider the creditworthiness of the borrowing institution. Madison will not enter into any securities lending agreement having a duration of greater than one year.

Financial Futures Contracts.  Madison may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities for the Funds. A futures contract on a security is a binding contractual commitment that, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, Madison obligates the affected Fund to make delivery of the security against payment of the agreed price.

Madison will use financial futures contracts only when it intends to take or make the required delivery of securities. However, if it is economically more advantageous to do so, Madison may acquire or sell the same securities in the open market instead and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.  A financial futures contract for a purchase of securities is called a “long” position, while a financial futures contract for a sale of securities is called a “short” position. A short futures contract acts as a hedge against a decline in the value of an investment. This is because it locks in a future sale price for the securities specified for delivery against the contract. A long futures contract acts to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged.  Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract. This transaction may result in either a gain or loss. When part of a hedging transaction, this gain or loss is expected to offset corresponding losses or gains on the hedged securities.

If Madison uses financial futures contracts for the Funds, it would do so as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, Madison may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Funds will incur brokerage fees in connection with any futures transactions. Also, the Funds will be required to deposit and maintain cash or Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts, Madison takes steps to protect the Funds. Madison will maintain in a segregated account (including brokerage accounts used to maintain the margin required by the contracts) a combination of liquid, high grade investments and cash that is sufficient in aggregate value to provide adequate funds to complete the purchase.

While Madison may use futures to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Funds may benefit from using financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Funds had not entered into any such contracts.

Foreign Securities.  With the exception of the Government Fund, Madison may invest a portion of each Fund’s assets in securities of foreign issuers that are listed on a recognized domestic or foreign exchange.  Foreign investments involve certain special considerations not typically associated with domestic investments. Foreign investments may be denominated in foreign currencies and may require the affected Fund to hold temporary foreign currency bank deposits while transactions are completed. The Fund might benefit from favorable currency exchange rate changes, but it could also be affected adversely by changes in exchange rates. Other risks include currency control regulations and costs incurred when converting between various currencies. Furthermore, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting requirements applicable to domestic issuers, and there may be less publicly available information about such issuers.

In general, foreign securities markets have substantially less volume than comparable domestic markets and therefore foreign investments may be less liquid and more volatile in price than comparable domestic investments. Fixed commissions in foreign securities markets may result in higher commissions than for comparable domestic transactions, and foreign markets may be subject to less governmental supervision and regulation than their domestic counterparts.
Foreign securities transactions are subject to documentation and delayed settlement risks arising from difficulties in international communications. Moreover, foreign investments may be adversely affected by diplomatic, political, social or economic circumstances or events in other countries, including civil unrest, expropriation or nationalization, unanticipated taxes, economic controls, and acts of war. Individual foreign economies may also differ from the United States economy in such measures as growth, productivity, inflation, national resources and balance of payments position.

Credit Default Swaps.  With respect to COINS only, the Fund may purchase credit default swaps, which are over-the-counter contracts between two parties regarding protection against loss of a bond’s value if an event harming the credit of the bond’s issuer occurs.  In a credit default swap, the entity selling “protection” to the Fund, for an upfront fee or a continuing premium paid by the Fund, agrees to compensate the Fund upon the happening of a specified event.  The events that the Fund can protect against by buying a credit default swap include, but are not limited to, default and downgrading of the issuer by a credit agency.  Credit default swaps are designed to protect against a bond’s credit risks.  Other risk factors, such as interest rate movements, are not covered by credit default swaps. In the event of default, the “protection seller” of a credit default swap would be required to pay the Fund for the face value of a covered bond or the diminished value of a bond resulting from the credit harming event.  The Fund may use credit default swaps to hedge the credit risk of individual bond issuers if credit harming events occur or are expected to occur.  The Fund would keep the protection in place until the covered security can be sold by the Fund for a reasonable price or the Fund collects from the “protection seller.”  To the extent the Fund purchases protection by utilizing a credit default swap, it will reduce the income available for distribution to Fund shareholders.  Also, even though the Fund may have purchased protection, the Fund’s ability to collect from the “protection seller” depends on the credit worthiness of the “protection seller.”  Therefore, there is a risk that even if the Fund purchases protection, it may not be able to collect on its credit default contract.

Non-Fundamental Fund Policies

The Funds have a number of limitations on their investment activities designated as “Non-Fundamental Policies.” These limitations are described below.  By designating these policies as non-fundamental, the Funds’ Board of Trustees can change them without a vote of Fund shareholders.  The investment objective of each Fund is not a fundamental policy and, therefore, may be changed without shareholder approval.

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Derivatives.  Madison may invest in financial futures contracts, repurchase agreements and reverse repurchase agreements as described in the “—Investment Strategies and Risks” section above; however, Madison has not purchased financial futures contracts or engaged in any reverse repurchase agreement transaction for the Funds since assuming management of the Trust.  It is Madison’s policy never to invest in any other type of so-called “derivative” securities, including, but not limited to, options on futures contracts, swaps, caps, floors and other synthetic securities. The Funds’ Board of Trustees must provide advance approval for any deviation from this policy.

Bond Quality Classifications.  Madison only purchases “investment grade” securities for the Government, Institutional Bond and COINS Funds.  With respect to the Core Bond Fund, at least 65% of its net assets will be invested in investment grade securities.   The Institutional Bond Fund limits its investments to the top three investment grades while the Government, the Core Bond and COINS Funds may invest in any investment grade securities.

Investment grade securities are those with the top four quality ratings given by nationally recognized statistical rating organizations for that type of security.  For example, a top rated long-term security will be rated AAA by Standard & Poor’s Corporation while a top rated short-term security will be rated A-1 by Standard & Poor’s.  Investment grade securities can be further classified as either “High Grade” or “Medium Grade.”  As used in this SAI, “High Grade” securities include U.S. Government securities and those corporate securities which are rated AAA and AA by Standard & Poor’s Corporation or Aaa and Aa by Moody’s Investors Service, Inc.  “Medium Grade” securities are those rated A and BBB by Standard & Poor’s or A and Baa by Moody’s.  For unrated securities and securities for which an existing rating has become obsolete in Madison’s judgment, Madison may make its own determinations of those investments it classifies as “High Grade” or “Medium Grade,” as a part of the exercise of its investment discretion. However, Madison makes such determinations by reference to the rating criteria followed by recognized rating agencies, subject to review by the Board of Trustees of the Funds. Within the established quality parameters, Madison is free to select investments for each Fund in any quality rating mix deemed appropriate.  Madison will base the mix on its evaluation of the desirability of each investment in light of its relative yield and credit characteristics.  Of course, it is unlikely that Madison will ever purchase anything but High Grade securities for the Government Fund due to the High Grade nature of Government securities.

With regard to the Core Bond Fund, the lowest rated securities Madison will purchase are those rated B.  These are considered Low Grade obligations and are generally deemed to lack desirable investment characteristics.  There may be only small assurance of payment of interest and principal or adherence to the original terms of the issue over any long period.  To the extent investments selected have higher yields than alternative investments, they may be less liquid, have lower quality ratings and entail more risk that their value could fall than comparable investments with lower yields.  To the extent Madison purchases lower-rated investments, the average credit quality of the Core Bond Fund will be reduced.  See Appendix B for more information regarding quality ratings.

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Securities Loans.  If Madison loans any Fund securities, it is Madison’s policy to have the option to terminate any loan at any time upon 7 days’ notice to the borrower. The Funds may pay fees for the placement, administration and custody of securities loans, as appropriate.

•	Assets as Collateral. Madison will not pledge, mortgage or hypothecate in excess of 10% of any Fund’s net assets at market value.

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Repurchase and Reverse Repurchase Agreements.  Madison requires delivery of repurchase agreement collateral to the Funds’ custodian. Alternatively, in the case of book-entry securities held by the Federal Reserve System, Madison requires that such collateral be registered in the custodian’s name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, Madison could encounter restrictions on the exercise of the affected Fund’s rights under the repurchase

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agreement. It is Madison’s policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Board of Trustees.  Madison’s current operating policy is not to engage in reverse repurchase agreements for any purpose, if reverse repurchase agreements in the aggregate would exceed 5% of a Fund’s total assets.

Madison’s current policy is not to write call options, not to acquire put options (except in conjunction with a purchase of portfolio securities) and  not to lend portfolio securities for the Funds.  If this policy changes, Madison will notify you at least 30 days prior to its implementation and describe the new investment techniques to be employed.

In addition, the Board of Trustees may determine that it is inadvisable to continue any one or more of the Funds’ policies. If this happens, then the Board may change any such policies without shareholder approval.  However, in such cases, shareholders who would be affected by a change will receive 30 days’ written notice of the change.

Fundamental Policies

The Funds have a number of limitations on their investment activities designated as “Fundamental Policies.” These limitations are described below.  By designating these policies as fundamental, neither Madison nor the Board of Trustees can change them without a majority vote of Fund shareholders.

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Non-Income Producing Securities.  Madison will not purchase any securities that do not, at the time of purchase, provide income through interest or dividend payments (or equivalent income through a purchase price discount from par). This does not prevent Madison from purchasing or acquiring put options related to any such securities held. Also, any such securities may be purchased pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Board of Trustees, for future delivery.

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Illiquid Investments.  With respect to any Fund, Madison will not invest in securities for which there is no readily available market if, at the time of acquisition, more than 10% of the Fund’s net assets would be invested in such securities. A security is considered illiquid if it cannot be disposed of in an orderly fashion within seven business days at approximately the same price at which it is currently valued (recognizing that the market fluctuates from day to day, so that a security is not considered illiquid due to normal market fluctuation causing the price to change from one day to the next).

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Restricted Investments/Diversification.  Madison will not invest more than 5% of the value of the total assets of a Fund (determined as of the date of purchase) in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding bank deposits). Madison will not purchase any securities when, as a result, more than 10% of the voting securities of the issuer would be held by a Fund. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for payment of the obligations evidenced by the security and whose assets and revenues principally back the security.  Under all circumstances, each Fund will be operated as a “diversified company,” as that term is defined under the 1940 Act.

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Seasoned Issuers.  Madison will not purchase any security when the entity responsible for repayment has been in operation for less than three years if the purchase would result in more than 5% of the total assets of a Fund being invested in such security. This restriction does not apply to any security that has a government jurisdiction or instrumentality ultimately responsible for its repayment.

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Industry Concentration.  In purchasing securities for any Fund (other than obligations issued or guaranteed by the United States Government or its agencies and instrumentalities), Madison will limit such investments so that not more than 25% of the assets of each Fund is invested in any one industry.

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Financial Futures Contracts.  Madison will not purchase or sell futures contracts for any Fund if, immediately afterward, the sum of the amount of margin deposits of the Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

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Borrowing and Lending.  Madison will not obtain bank loans for any Fund except for extraordinary or emergency purposes in conformance with the 1940 Act and the regulations thereunder. Madison will not borrow for the purpose of making investments except as described below.

Madison may enter into reverse repurchase agreements for any Fund in amounts up to 25% of the Fund’s total assets (including the proceeds of the reverse repurchase transactions) for purposes of purchasing other securities. Madison will not obtain loans or enter into reverse repurchase agreements in total amounts exceeding 1/3 of a Fund’s total assets for any purpose. Madison will not mortgage, pledge or hypothecate any assets to secure bank loans, except in amounts up to 15% of a Fund’s net assets taken at cost, and only for extraordinary or emergency purposes.  Madison will not loan more than 2/3 of a Fund’s securities (calculated as a percentage of gross assets). For any portfolio securities loaned, Madison will require the Fund to be provided collateral satisfactory to the Board of Trustees. The collateral must be continuously maintained in amounts equal to or greater than the value of the securities loaned.

•	Underwriting. No Fund may act as an underwriter or engage in underwriting activities.

•	Other Prohibited Activities. In addition to the foregoing, no Fund may:

(1)
make short sales or maintain a short position, except in circumstances where the Fund owns at least an equal amount of securities (or securities convertible or exchangeable into such securities) and provided that not more than 25% of the Fund’s net assets may be held as collateral for such sales;

(2)	purchase securities on margin (except for customary credit used in transaction clearance);

(3)	invest in oil, gas or other mineral exploration or development programs;

invest in commodities; provided that this prohibition does not prevent the Fund from using financial futures contracts to make purchases or sales of securities, so long as the transactions would otherwise be permitted under the Fund’s investment policies;

(4)	invest in real estate; provided that this restriction does not prevent the Fund from buying securities that are secured by real estate;

(5)
acquire shares of other investment companies; provided that this restriction does not apply (A) to any investment in any money market mutual fund or unit investment trust so long as such investment in any one issuer does not exceed 5% of the Fund’s net assets and such investments in the aggregate do not exceed 10% of the Fund’s net assets, or (B) in connection with an investment company merger, consolidation, acquisition or reorganization;

(6)
knowingly take any investment action that has the effect of eliminating the Fund's tax qualification as a registered investment company under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”);

(7)	purchase any security for purposes of exercising management control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company;

(8)
purchase or retain the securities of any issuer if, to Madison’s knowledge, the holdings of those of the Funds’ officers and trustees and officers of the Madison who beneficially hold ½ % or more of such securities, together exceed 5% of such outstanding securities; and

(10) purchase put options or write call options (or purchase offsetting call options in closing purchase transactions) unless the put option purchased or call option written is covered by Fund securities, whether directly or by conversion or exchange rights.

Investment Percentage Limitations

Except for the limitations on borrowing and except as otherwise stated, if the percentage restrictions described above under Non-Fundamental Policies and Fundamental Policies, or any restrictions contained elsewhere in this SAI or in the Prospectuses covering Fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the applicable restrictions.

Short-Term Investments

To meet redemption requests, because of volatile market conditions or for other reasons deemed appropriate by Madison, Madison may invest, on behalf of the Funds and on a short-term basis, in any of the following U.S. dollar denominated investments:

(1) U.S. Government securities;
(2) obligations of banks having total assets of $750 million or more;
(3) commercial paper having a quality rating appropriate to the relevant Fund; and

(4) repurchase agreements secured by any of the foregoing securities or long-term debt securities of the type in which the relevant Fund could invest directly.

“U.S. Government securities” are obligations issued or guaranteed by the United States Government, its agencies and instrumentalities. U.S. Government securities include direct obligations of the United States issued by the U.S. Treasury, such as Treasury bills, notes and bonds. Also included are obligations of the various federal agencies and instrumentalities, such as the Government National Mortgage Association, the Federal Farm Credit System, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks, the Small Business Administration and the Student Loan Marketing Association. Except for Treasury securities, all of which are full faith and credit obligations, U.S. Government securities may either be agency securities backed by the full faith and credit of the United States or only by the credit of the particular federal agency or instrumentality which issues them.  Some such agencies have borrowing authority from the U.S. Treasury, while others do not.

“Bank obligations” that are eligible as short-term investments are certificates of deposit (“CDs”), bankers acceptances (“BAs”) and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. CDs may be marketable or may be redeemable upon demand of the holder. BAs are time drafts drawn against a business, often an importer, and “accepted” by a bank that agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

We will not invest in non-transferable time deposits that have penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the each Fund’s total assets.

“Commercial paper” describes unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis and may be rated A-1, P-1, A-2, P-2, A-3 or P-3.  See Appendix B for more information regarding quality ratings.

Portfolio Turnover

Madison does not expect to engage in short-term trading for the Funds, but securities may be purchased and sold in anticipation of market interest rate changes, as well as for other reasons.  Madison anticipates that annual portfolio turnover for the Funds will generally not exceed 100%, but actual turnover will not be a limiting factor if Madison believes it is desirable to make purchases or sales.

For the two fiscal years ended December 31, 2009, portfolio turnover for each Fund was as follows:

Fund	2009	2008
Government Fund	38%	67%
Core Bond Fund	16%	36%
Institutional Bond Fund	11%	73%
COINS	18%	5%

Disclosure of Portfolio Holdings

The Funds may disclose portfolio holdings under a variety of circumstances. Except as disclosed below, the Funds apply their policies and procedures regarding disclosure of portfolio holdings uniformly to all categories of persons.

In order to prevent insider trading from occurring as a result of portfolio disclosure and to otherwise protect the interests of shareholders, no portfolio disclosures will be made until five business days have passed since the end of the period for which disclosure is made (i.e., a week after any month or quarter end).  The Funds’ policy is that if the officers of the Funds determine that shareholder interests will not be compromised by public disclosure sooner than five business days, then the Chief Compliance Officer may approve earlier public disclosure. The Funds’ policies regarding portfolio holdings disclosure are part of the Funds’ overall compliance procedures subject to review by the Chief Compliance Officer and approval by the Board of Trustees.  At least annually, the Board and the Chief Compliance Officer will review these policies to determine if they remain in the interest of shareholders or if any changes to the policies are appropriate or necessary.

After the Chief Compliance Officer has approved the form, content and timing of any disclosures of portfolio information that may be made in conformance with the Funds’ compliance procedures, the officers of the Funds may authorize disclosure of a Fund’s portfolio securities and other portfolio information. However, because such information will be publicly disclosed on the applicable Fund’s Internet site (as discussed below), all such disclosures must comply with applicable mutual fund advertising requirements, including approval by a registered broker/dealer principal of the Funds’ distributor and applicable interpretations of the rules of the Financial Industry Regulatory Authority (“FINRA”).

The Funds (other than COINS) post “fund summaries” to the applicable Internet site quarterly.  Such summaries contain a list of top ten holdings as of the end of the previous quarter. This information will match the top ten holdings information on each Fund’s complete portfolio schedule filed with the SEC quarterly on Forms N-CSR and N-Q within 60 days of quarter end. However, it will generally be posted to the Internet site sooner than the filing of Forms N-CSR and N-Q (subject to the five business day rule described above). Fund summaries will contain a variety of portfolio characteristics such as sector diversification, median market capitalization, and similar matters, depending on the Fund.  Moreover, for all but COINS, all Fund portfolio information (including a brief security description and the number of shares/par value) is posted at least quarterly; for COINS, this information is posted as frequently as required or requested by wrap program sponsors in whose program COINS serves as an investment vehicle.

In addition to the foregoing, the Funds may provide information in marketing materials that include a discussion of changes to Fund portfolios during the quarter. This includes summary disclosure of one or more reasons for buying or selling a security or a detailed “analysis” or example of Madison’s “process” regarding the security. To ensure uniformity and fairness of any such disclosures, copies of any written materials containing such summary disclosure shall be posted to the applicable Fund’s Internet site no later than such information is made to any other third party. In this manner, the Funds seek to avoid the appearance that they are making any “selective” disclosures about any Fund to any party in any manner that would provide any financial advantage to the person receiving such information.

There may be situations where selective disclosure is in the interests of Fund shareholders. However, non-public disclosures may not be made on an ongoing basis to any person or entity until and unless (1) such disclosure is approved by the Funds’ Chief Compliance Officer, (2) any applicable disclosures about such ongoing program are made in this SAI, and (3) the Funds have obtained a representation from the party receiving such ongoing information that it understands and will abide by applicable rules against insider trading on such information and will keep such information confidential. The Chief Compliance Officer is required to make a report of any such approved ongoing arrangements quarterly to the Board of Trustees.

Unless an independent third party reporting agency provides the Funds with the representations described above, the Funds will not provide portfolio information to independent third party reporting agencies until such information is publicly available. With respect to all Funds but COINS, as of the date of this SAI, the Funds provide no ongoing, non-public disclosure of portfolio information to any consultants or third party reporting agencies and have no plans to do so; with regard to COINS, disclosure of the Fund’s portfolio holdings information that is not publicly available is expected to be made to the wrap program sponsors whose clients are permitted to invest in the Fund.

As of the date of this SAI, the Funds have ongoing arrangements with the following unaffiliated entities to make available portfolio holdings information:

•	U.S. Bank, pursuant to the Funds’ custodian agreement, where all Fund portfolio transactions settle. Each Fund’s portfolio information is reconciled with its custody accounts daily.
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Grant Thornton LLP, the Funds’ independent registered public accountant, whereby Fund portfolio holdings information is provided in connection with the preparation of the Funds’ audited financial statements.

•	Pixel Typesetting, a company the Funds may use to format some of the portfolio holdings disclosures described above and to arrange for printing of the Funds’ financial statements.
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Clarity Technology, an information technology vendor that may have incidental access to portfolio information in the course of providing computer-related maintenance and support services to the Funds and affiliates of the Funds.

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Linedata Systems, also known as Global Investment Systems, the licensor of the Funds’ portfolio accounting computer software systems that may have incidental access to portfolio information in the course of providing information technology services associated with the maintenance and servicing of such software.

In connection with providing investment advisory services to its clients (including the Funds), Madison also discloses non-public portfolio holdings information to FactSet Research Systems, Inc. (provides analytics for portfolio management processing (daily)) and SunGuard (performs certain compliance related functions for Madison (daily)).  Madison also provides trade information (not portfolio holdings data) to Bloomberg, L.P. (provides trade order management system (daily)); Derivative Solutions, WONDA, and Thompson-Reuters Baseline (all for portfolio analysis and modeling (daily)); and Morningstar and Lipper (for mutual fund analysis (35 day lag)).

With respect to each such arrangement, the Funds have a legitimate business purpose for the release of information.  The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided.  Neither the Funds nor Madison or its employees or affiliates receive any compensation or other consideration in connection with such arrangements.  Of course, the Funds will disclose portfolio holdings information in response to authorized securities regulators.  Also, any employees of Madison and its affiliates who may have access to portfolio information are subject to Madison’s Code of Ethics and rules to prevent insider trading.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The Funds are governed by the Board of Trustees. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the Funds.

The Board of Trustees, from time to time, may include individuals who may be deemed to be affiliated persons of Madison.  At all times, however, a majority of Board members will not be affiliated with Madison or the Funds.  Board members serve indefinite terms, while officers of the Funds are elected annually.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, or as otherwise required by the 1940 Act or the
Funds’ Declaration of Trust.

The address of each Trustee and officer is 550 Science Drive, Madison, Wisconsin 3711, except for Mr. Mason for which it is 8777 N. Gainey Center Drive, #220, Scottsdale, Arizona 85258.

Interested Trustees and Officers
Name and Year of Birth	Position(s) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships
Katherine L. Frank 1960	Trustee and President, 1996 – Present
Madison Investment Advisors, Inc. (“MIA”), Managing Director and Vice President, 1986 – Present; Madison Asset Management, LLC (“MAM”), Director and Vice President, 2004 – Present; Madison Mosaic, LLC, President, 1996 – Present

Madison Mosaic Funds (13 funds, including the Funds), President, 1996 – Present; Madison Strategic Sector Premium Fund (closed end fund), President, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16) (mutual funds), President, 2009 – Present

Madison Mosaic Funds (all but Equity Trust), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 – Present
Frank E. Burgess1 1942	Trustee and Vice President, 1996 – Present
MIA, Founder, President and Director, 1973 – Present; MAM, President and Director, 2004 – Present

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund, Vice President, 2005 – Present; MEMBERS Mutual Funds (13) andUltra Series Fund (16), Vice President, 2009 – Present

Madison Mosaic Funds (13), 1996 – Present; Madison
Strategic Sector Premium Fund and Madison/Claymore Covered Call & Equity Strategy Fund, 2005  – Present

Capitol Bank of Madison, WI, 1995 – Present

American Riviera Bank of Santa Barbara, CA, 2006 – Present

Jay R. Sekelsky 1959	Vice President, 1996 – Present
MIA, Managing Director and Vice President, 1990 – Present; MAM, Director, 2009 – Present; Madison Mosaic, LLC, Vice President, 1996 – Present

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 1996 – Present; Madison Strategic Sector Premium Fund and
Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2005 – Present;
MEMBERS Mutual Funds (13) andUltra Series Fund (16), Vice President, 2009 – Present

N/A
Paul Lefurgey 1964	Vice President, 2009 – Present
MIA, Managing Director and Head of Fixed Income, 2005 – Present

Madison Mosaic Funds (13 funds, including the Funds), Vice President, 2009 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Vice President, 2009 – Present

MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 – 2005

N/A
Greg D. Hoppe 1969	Treasurer, 2009 – Present Chief Financial Officer, 1999 – 2009
MIA, Vice President, 1999 – Present; MAM, Vice President, 2009 – Present ; Madison Mosaic, LLC, Vice President, 1999 – Present

Madison Mosaic Funds (13 funds, including  the Funds), Treasurer, 2009 – Present; Chief Financial Officer, 1999 – 2009

Madison Strategic Sector Premium Fund, Treasurer, 2005 – Present; Chief Financial Officer, 2005 – 2009

Madison/Claymore Covered Call and Equity Strategy Fund, Vice President, 2008 – Present;
MEMBERS Mutual Funds (15) and Ultra Series Fund (19), Treasurer, 2009 – Present

N/A

Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2009 – Present
MAM, Vice President, 2009 – Present

Madison Mosaic Funds (13 funds, including  the Funds),  Secretary and Assistant Treasurer, 2009 – Present; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – Present

MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Assistant Treasurer, 2009 – Present; Secretary, 1999 – Present; Treasurer, 2008 – 2009; Assistant Treasurer, 1997 – 2007

MCA, Director-Mutual Funds, 2008 – 2009; Director-Mutual Fund Operations, 2006 – 2008; Operations Officer-Mutual Funds, 2005 – 2006; Senior Manager-Product & Fund Operations, 2001 – 2005

N/A
W. Richard Mason 1960	Chief Compliance Officer, 1992 – Present Corporate Counsel and Assistant Secretary, 2009 – Present General Counsel and Secretary, 1992 – 2009
MIA, MAM, Madison Scottsdale, LC (an affiliated investment advisory firm of MIA) and Madison Mosaic, LLC, General Counsel and Chief Compliance Officer, 1996 – 2009; Chief Compliance Officer and Corporate Counsel, 2009 –  Present

Mosaic Funds Distributor, LLC (an affiliated brokerage firm of MIA), Principal, 1998 – Present; Concord Asset Management (“Concord”) (an affiliated investment advisory firm of MIA), LLC, General Counsel, 1996 – 2009

Madison Mosaic Funds (13 funds, including the Funds), Secretary, General Counsel, Chief Compliance Officer, 1992 – 2009; Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present

Madison Strategic Sector Premium Fund, Secretary, General Counsel, Chief Compliance Officer, 2005 – 2009; Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 – Present

MEMBERS Mutual Funds (13) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 – Present

N/A

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present
MIA, MAM, Madison Scottsdale, LC, Madison Mosaic, LLC, Mosaic Funds Distributor, and Concord, General Counsel and Chief Legal Officer, 2009 – Present

Madison Mosaic Funds (13 funds, including the Funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present; Madison Strategic Sector Premium Fund, General Counsel, Chief Legal Officer and Assistant Secretary, 2010 – Present;
MEMBERS Mutual Funds (13) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 – Present

CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 – 2009

Godfrey &  Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Securities Practice Group, 1994-2007

N/A
________________________________________
1 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Funds.

Independent Trustees
Name and Year of Birth	Position(s) and Length of Time Served1	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex2	Other Directorships/ Trusteeships
Philip E. Blake 1944	Trustee, 2001 – Present	Retired investor Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001 Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 – 2000	43
Madison Newspapers, Inc., 1993 – Present

Meriter Hospital & Health Services, 2000 – Present

Edgewood College, 2003 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 – Present

James R Imhoff, Jr. 1944	Trustee, 1996 – Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 – Present	43
Park Bank, 1978 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund, 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 – Present

Lorence D. Wheeler 1938	Trustee, 1996 – Present	Retired investor Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1997 – 2001	43
Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 – Present

Madison Mosaic Funds (13 funds, including the Funds), 1996 – Present; Madison Strategic Sector Premium Fund. 2005 – Present; Madison/Claymore Covered Call and Equity Strategy Fund, 2005 – Present; MEMBERS Mutual Funds (13) and Ultra Series Fund (16), 2009 – Present

________________________________________
1 Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.
2 As of the date of this SAI, the Fund Complex consists of the Trust with 4 portfolios (i.e., the four Funds), the MEMBERS Mutual Funds with 13 portfolios, the Ultra Series Fund with 16 portfolios, the Madison Strategic Sector Premium Fund (a closed-end fund) and the Madison Mosaic Equity, Tax-Free and Government Money Market Trusts, which together have 9 portfolios, for a grand total of 43 separate portfolios in the Fund Complex.  References to the “Fund Complex” in the following tables have the meaning disclosed in this paragraph.

All interested Trustees and officers of the Funds are employees and/or owners of Madison.  Since Madison serves as the investment adviser to the Funds, each of these individuals is considered an “interested person” of the Funds as the term is defined in the 1940 Act.

Board Qualifications

The members of the Board of Trustees each have experience which led Fund management to the conclusion that the person should serve as a member of the Board, both at the time of the person’s appointment to the Board and continuing as of the date of this SAI.  Mr. Burgess is the founder and President of Madison and has over 30 years of experience in the investment management business, while Ms. Frank has been with Madison for more than 20 years and has held executive management positions during her tenure with the firm.  Ms. Frank and Mr. Burgess are the sole members of the Board who is considered “interested” under the 1940 Act.  Regarding the Independent Trustees, all three of them have substantial experience operating and overseeing a business, whether it be the retirement plan business (for Mr. Wheeler), the newspaper business (for Mr. Blake) or the real estate business (for Mr. Imhoff). As a result of this experience, each of them has unique perspectives regarding the operation and management of the Funds and the Board’s oversight function with respect thereto.  They use this collective experience to serve the Funds for the benefit of Fund shareholders.  Moreover, each of the Independent Trustees has served as the trustee of the Funds for many years, with Mr. Blake serving for more than 8 years and Messrs. Imhoff and Wheeler serving in excess of 20 years each.  They bring substantial and material experience and expertise to their continued roles as trustees of the Funds.

Board Committees

The Board of Trustees has established two standing committees to help manage the Funds, as follows:  an Audit Committee and a Nominating and Governance Committee.

Audit Committee.  The Audit Committee is responsible for reviewing the results of each audit of the Funds by the Funds’ independent registered public accounting firm and for recommending the selection of independent auditors for the coming year.  The Audit Committee members are the Independent Trustees of the Funds:  Lorence Wheeler (Chairman), Philip Blake and James Imhoff, Jr..  The Audit Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.

Nominating and Governance Committee.  The Nominating and Governance Committee is responsible for nominating Trustees and officers to fill vacancies, evaluating their qualifications and for determining Trustee compensation.  The Committee is also responsible for periodically reviewing the effectiveness of the Board.  The members of the Nominating and Governance Committee are the same as the members of the Audit Committee:  Lorence Wheeler, Philip Blake (Chairman) and James Imhoff, Jr.  Like the Audit Committee, the Nominating and Governance Committee meets at least quarterly and more often as necessary.  The Committee met four times during the Funds’ last fiscal year.  The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary at the following address:  550 Science Drive, Madison, Wisconsin  53711.

Leadership Structure of the Board

The Board of Trustees is relatively small (with five members, as noted in the table above) and operates in a collegiate atmosphere.  Although no member is formally charged with acting as Chairman, Ms. Frank generally acts as the Chairperson during meetings.  All Board members are expected to provide their input into establishing the Board’s meeting agenda.  Likewise, each Board meeting contains a standing agenda item for any Board member to raise new or additional items he believes is important in connection with Fund governance.  The Board has informally charged Mr. Wheeler with acting as the lead Independent Trustee for purposes of communicating with Madison, the Chief Compliance Officer, counsel to the Independent Trustees and Fund counsel on matters relating to the Board as a whole.  The Independent Trustees often meet in executive session without representatives of Madison present (including meetings with counsel, the Chief Compliance Officer and the independent registered public accountant).

The Board’s Audit Committee and the Board as a whole considers risks in connection with a variety of matters during its regular quarterly review of Fund operations in conjunction with Madison, Fund counsel, independent counsel, and the Funds’ Chief Compliance Officer.  The Board’s committee structure requires an independent trustee to serve as chairman of each committee, including the Audit Committee.

Given the small size of the Board, its committee structure lead by Independent Trustees, the openness of Board meetings to active input by all Board members, its utilization of executive sessions, the role of an informal lead Independent Trustee for expediency and its quarterly focus on compliance and risk management, the Board has determined that its current leadership structure is adequate for the protection of Fund investors.

Trustees’ Holdings

The Trustees’ ownership interests in the Fund Complex as of December 31, 2009 are as follows:
Name of Trustee	$ Range of Equity Securities in Government 1	$ Range of Equity Securities in Core Bond1	$ Range of Equity Securities in Institutional Bond1	$ Range of Equity Securities in COINS1	Aggregate $ Range of Equity Securities in Fund Complex 1, 2
Philip Blake	None	None	$10,001-$50,000	None	Over $100,000
Frank Burgess	None	None	$50,001-$100,000	None	Over $100,000
Kay Frank	None	None	None	None	Over $100,000
James Imhoff	None	None	None	None	Over $100,000
Lorence Wheeler	None	None	None	None	Over $100,000
________________________________________
1 Dollar ranges are as follows: none; $1–$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000. Information as of December 31, 2009.
2 Fund Complex as defined above.

Independent Trustee Compensation

The compensation of each Independent Trustee is currently fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled Board meetings attended each year.  Four Board meetings are currently scheduled to take place each year.  Notwithstanding the foregoing, the Independent Trustees have agreed to reduce their annual compensation from the Trust to 25% of the regular rate until further notice.  In addition to such compensation, Independent Trustees are reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Funds, such as travel to any Board meetings.  No compensation is paid by the Funds (directly or indirectly) to any interested Trustees or to any officer of the Funds.

During the last fiscal year of the Funds, the Trustees were compensated as follows:

Name of Trustee	Aggregate Compensation from Funds	Total Compensation from Funds and Fund Complex 1 Paid to Trustees
Philip E. Blake	$1,000	$45,000
Frank E. Burgess 2	$0	$0
Katherine L. Frank2	$0
James R. Imhoff, Jr.	$1,000	$45,000
Lorence D. Wheeler	$1,000	$45,000
________________________________________
1 Fund Complex as defined above.
2 Non-compensated interested Trustee.

There have been no arrangements or understandings between any Trustee or officer and any other person(s) pursuant to which (s)he was selected as a Trustee or officer.

CODE OF ETHICS

Madison and the Funds have adopted a Code of Ethics under Rule 17j-l of the 1940 Act that governs the ability of directors, trustees, officers and employees to trade in securities that may be purchased or held by any of Madison’s clients, including the Funds.  The Code of Ethics generally exempts personnel from any restrictions on trading or holding the types of securities purchased or held by the Funds.  The Code of Ethics is designed to prevent manipulative practices by persons subject to the Code or situations in which such persons could personally benefit at the expense of the Funds.  Mosaic Funds Distributor, LLC, the Funds’ principal distributor (the “Distributor”), has adopted, and is subject to, the same Code of Ethics as the Funds and Madison.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

The Trust, on behalf of each of the Funds, has adopted the proxy voting policies and procedures of Madison, a summary of which may be found in Appendix A hereto.  The policies and procedures are used to determine how to vote proxies relating to the Funds’ portfolio securities.  Included in the policies and procedures are procedures that are used on behalf of the Funds when a vote presents a conflict of interest between the interests of:  (1) the Funds’ shareholders, and (2) Madison and/or the Distributor.

Form N-PX, which contains the proxy voting records for each of the Funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost by calling the Funds at 1-800-368-3195 or on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following shareholders own of record, or are known by the Funds to own beneficially, 5% or more of a Fund’s outstanding shares as of March 31, 2010: [subject to update]

Name and Address	Fund	% of Shares Owned

As of March 31, 2010, the Funds’ trustees and officers, as a group, owned less than 1% of the outstanding voting securities of each fund. [subject to update]

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

General Information.  The investment adviser to the each of the Funds is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC (“Madison Mosaic”).  Madison Mosaic is a wholly-owned subsidiary of MIA, and both entities share investment management personnel and are located at the same address:   550 Science Drive, Madison, Wisconsin 53711.  MIA and Madison Mosaic are collectively referred to herein as “Madison.”

MIA, which was founded in 1974, and its subsidiary organizations, including Madison Mosaic (which was founded in 1996), manages investment portfolios for open-end mutual funds, closed-end mutual funds, separately managed accounts and wrap accounts.  Madison is responsible for the day-to-day administration of the Funds’ activities.

Frank E. Burgess, who is Founder, President and Director of Madison, owns a controlling interest in the Madison organization.

Advisory Fee.  With the exception of its advisory services to COINS, Madison receives a fee for its services under its investment advisory agreement with the Funds.  For the Government and Core Bond Funds, the annual fee is 0.40% of the average daily net assets of each Fund, and for the Institutional Bond Fund, the annual fee is 0.30% of the average daily net assets of the Fund, in each case, payable monthly.  A description of the compensation arrangements between Madison and wrap program sponsors whose clients invest in COINS is set forth in the prospectus for this Fund.

During the three fiscal years ended December 31, 2009, the Funds paid the following investment advisory fees to Madison:

Fund	2009 Advisory Fee to Madison	2008 Advisory Fee to Madison	2007 Advisory Fee to Madison
Government Fund	$17,908	$16,588	$18,750
Core Bond Fund	$41,242	$20,768	$28,262
Institutional Bond Fund	$23,067	$10,006	$19,340
COINS	N/A	N/A	N/A

Advisory Agreement Terms.  The investment advisory agreement is subject to annual review and approval by the Board of Trustees, including a majority of the Independent Trustees.  The agreement was approved by Fund shareholders for an initial two year term at a special meeting of shareholders held in July 1996 and most recently renewed for another year by the Board in July 2009.  The agreement may be terminated at any time, without penalty, by the Trustees or by the vote of a majority of the outstanding voting securities, or by Madison, upon sixty days’ written notice to the other party.  Madison cannot assign the agreement and the agreement will automatically terminate upon any attempted assignment.

Principal Distributor

Mosaic Funds Distributor, LLC (the “Distributor”), 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, acts as the Funds’ principal distributor pursuant to a distribution agreement.  Under this agreement, the Distributor is responsible for making Fund shares continuously available to the general public in those states where it has given notice that it will do so.  The Distributor may act as the Funds’ agent for any sales of shares, but the Funds may also sell their shares directly to any person. The Distributor receives no compensation from the Funds for its services as such and has no obligation to purchase any of the Funds’ shares.

The distribution agreement had an initial term of two years beginning July 1998 and may continue in effect after that term only if approved annually by the Board of Trustees, including a majority of the Independent Trustees.

The Distributor is a wholly owned subsidiary of MIA and shares personnel with the Madison organization.

Services Provided by Madison and Fund Expenses Paid by Third Parties

Madison is responsible for the investment management of the Funds.  Under the investment advisory agreement described above, Madison is authorized to execute the Funds’ portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Funds’ operations, and otherwise to administer the affairs of the Funds as Madison deems advisable.

Madison provides or arranges for all the Funds’ required services through three main agreements:  (1) the investment advisory agreement (described above); (2) the distribution agreement (described above); and (3) a services agreement (described below).  No Fund expenses are paid by third parties.

Services Agreement

The Funds have entered into a services agreement with Madison pursuant to which Madison has agreed to provide or otherwise arrange for the Funds to have all operational and support services needed. Such services may include, but are not limited to:

•	The functions of shareholder servicing agent.
•	Bookkeeping and portfolio accounting.
•	Handling telephone inquiries, cash withdrawals and other customer service functions (including monitoring wire transfers).
•	Providing appropriate supplies, equipment and ancillary services necessary to conduct of the affairs of the Funds.
•	Calculating net asset value.
•	Arranging for and paying the Funds’ custodian and transfer agent.
•	Arranging for and paying the Funds’ legal counsel and outside counsel to the Independent Trustees.
•	Arranging for the Funds’ independent registered public accountants.
•
Registering the Funds and shares of the Funds with the SEC and notifying any applicable state securities commissions of the sale of such shares in their jurisdiction, together with payment of applicable fees.

•	Printing and distributing prospectuses and periodic financial reports to current shareholders.
•	Trade association membership.
•	Preparing shareholder reports, proxy materials and holding shareholder meetings.

With the exception of COINS, Madison provides all these services for a fee (the “Services Fee”) calculated as a percentage of each Fund’s average daily net assets; the services to COINS are provided free of charge.  The Services Fee is reviewed and approved at least annually by the Board of Trustees and is compared with the fee paid by other mutual funds of similar size and investment objective to determine if it is reasonable.

Under the services agreement, Madison appointed U.S. Bank, N.A. (“US Bank”) as fund custodian and U.S. Bancorp Fund Services, LLC (“USBFS”) as fund transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.  Madison pays US Bank and USBFS for their services out of the Services Fee it receives from the Funds.

The fees Madison receives under the services agreement are in addition to and independent of fees received pursuant to the investment advisory agreement.

Because of this services arrangement with Madison, Madison is responsible for paying all of the Funds’ fees and expenses, other than (i) fees related to the Funds’ portfolio holdings (such as brokerage commissions, interest on loans, etc.), (ii) acquired fund fees, if any, and (iii) extraordinary or non-recurring fees (such as fees and costs relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes).  Each Fund is also responsible for payment of the advisory fee (if any) to Madison, as discussed above.  The foregoing does not apply to COINS, as Madison is responsible for all of the Fund’s expenses.

Other Service Providers

As noted previously, among other things, Madison arranges for Fund securities to be held in custody by the Funds’ custodian, for the Funds to be audited annually by independent registered public accountants and for the Funds to have a transfer agent and dividend-paying agent.  As noted above, the Funds do not pay any separate fees for the services of these third parties because the cost of these services is included in the Services Fee Madison receives.

Custodian.  U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, is custodian for the cash and securities of the Funds.  In this capacity, US Bank maintains custody of each Fund’s cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of Fund shares.

Independent Registered Public Accounting Firm. Grant Thornton LLP, 175 West Jackson Boulevard, Chicago, Illinois 60604, serves as independent registered public accounting firm to the Funds.

Transfer Agent and Dividend-Paying Agent.  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, is the Funds’ transfer agent and dividend-paying agent.  USBFS also performs all shareholder servicing agent functions.

PORTFOLIO MANAGERS

Other Accounts Managed

The  Funds’ portfolio managers identified in the Prospectuses are set forth below.  As of December 31, 2009 (the end of the Funds’ most recent fiscal year), the portfolio managers were also members of the teams responsible for the following accounts: [subject to update]

Paul Lefurgey
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies			0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts			0	$0

Chris Nisbit
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts1	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies			0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts			0	$0
__________________________
1 Numbers are approximate.

Compensation

Madison believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  Madison believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of Madison, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  All investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s fixed-income management team (Messrs. Lefurgey and Nisbit) is based on the performance of the firm’s various fixed-income composites measured against the appropriate index benchmarks.  All firm fixed income accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations regarding duration, spreads and other fixed-income characteristics.  Incentive compensation is not earned for performance below 0.25% of an applicable benchmark and the compensation pool is generally fully paid for performance exceeding 0.75% of an applicable benchmark.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

Material Conflicts of Interest

Potential conflicts of interest may arise because Madison engages in portfolio management activities for clients other than the Funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

Ownership of Securities

As of December 31, 2009, the portfolio managers did not own (of record or beneficially) any shares of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Madison makes all decisions regarding the purchase and sale of securities and executing of these transactions. This includes selecting market, broker or dealer and negotiating commissions. Madison’s decisions are subject to review by the Board of Trustees.

In general, Madison seeks to obtain prompt and reliable execution of orders at the most favorable prices or yields when purchasing and selling securities for the Funds’ portfolios. In determining the best price and execution, Madison may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with Madison and any statistical, research or other services the dealer provides to Madison, including payment for Madison’s use of electronic research services. This may include research provided by third parties that is paid for by so-called “soft dollars” earned as a result of Fund brokerage transactions (to the extent permitted by law or regulation). Such research and statistical information regarding securities may be used by Madison for the benefit of all clients of Madison (not just the Funds). Therefore, the Funds may not be Madison’s only client that benefits from Madison’s receipt of research and brokerage from the brokers and dealers the Funds use for their trading needs. However, as a policy matter, Madison will not pay higher commissions to any particular broker that provides us soft dollar brokerage or research benefits than it would pay to any other full-service institutional broker that did not provide such benefits. Madison considers brokerage and research benefits earned through soft dollars in determining whether it is obtaining best execution of securities transactions for the Funds. In the event that any non-price factors are taken into account and the execution price paid is increased, it would only be in reasonable relation to the benefit of such non-price factors to the Funds, as Madison determines in good faith.

What is the “research” that is paid for with soft dollars? Research refers to services and/or products provided by a broker, the primary use of which must directly assist Madison in its “investment decision-making process” and not in the management of the firm. The term “investment decision-making process” refers to the quantitative and qualitative processes and related tools Madison uses in rendering investment advice to the Funds and its other clients, including financial analysis, trading and risk analysis, securities selection, broker selection, asset allocation, and suitability analysis.  Research may be proprietary or third party. Proprietary research is provided directly from a broker (for example, research provided by broker analysts and employees about a specific security or industry or region, etc.). Third party research is provided by the payment by a broker, in full or in part, for research services provided by third parties. Both types of research may involve electronically and facsimile provided research and electronic portfolio management services and computer software supporting such research and services. Typical third party research providers include, by way of example, First Call Notes, Bloomberg, Research Direct, First Call Earnings Per Share Estimates, Baseline, Bondedge, ISI, Bank Credit Analysis, S&P Creditweek, and Global Sector Review.  For example, a tool that helps Madison decide what might happen to the price of a particular security following a specific change in interest rates is considered research because it affects Madison’s decision-making process regarding that security.

Madison may receive from brokers products or services which are used by Madison both for research and for administrative, marketing or other non-research purposes. In such instances, Madison makes a good faith effort to determine the relative proportion of its use of such product/service that is for research. Only that portion of the research aspect of the cost of obtaining such product/service may be paid for using soft dollars. Madison pays the remaining portion of the cost of obtaining the product or service in cash from its own resources.

Although Madison believes that all clients of the firm and its affiliates, including the Funds, benefit from the research received by Madison from brokers, Madison may not necessarily use such research or brokerage services in connection with the accounts that paid commissions to or otherwise traded with the brokers providing such research or services in any given period.

Brokers or dealers who execute portfolio transactions for the Funds may also sell Fund shares; however, any such sales will not be either a qualifying or disqualifying factor in selecting brokers or dealers. Such activity is not considered when making portfolio brokerage decisions.

Madison expects that most portfolio transactions will be made directly with a dealer acting as a principal. As a result, the transaction will not involve payment of commissions. However, any purchases from an underwriter or selling group could involve payments of fees and concessions to the underwriting or selling group.

The Funds paid no brokerage commissions during the three fiscal years ended December 31, 2009.

CAPITAL STOCK AND OTHER SECURITIES

Summary

Under the terms of the Funds’ Declaration of Trust, the Board of Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders, under certain circumstances, may be held personally liable for the Funds’ obligations. The Declaration of Trust, however, provides indemnification out of Fund property of any shareholder held personally liable for obligations of the Funds.

Shares and Classes of Shares

The Funds are currently the Trust’s only series of shares authorized for sale by the Board of Trustees. Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class.

The Trustees may authorize at any time creating additional series of shares. The proceeds of the new series would be invested in separate, independently managed portfolios. The Trustees may also authorize additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). These classes can have such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine.

All money received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to its own related liabilities.

Share Splits and Liquidation Rights

The Board of Trustees may divide or combine Fund shares into a greater or lesser number of shares as long as the action will not change an existing shareholder’s proportionate interest in the Fund. Any assets, income and expenses of the Trust that Madison cannot readily identify as belonging to a particular series will be allocated by or under the direction of the Board of Trustees as it deems fair and equitable. Upon any liquidation of the Trust or any of its Funds, shareholders would be entitled to share pro-rata in the liquidation proceeds available for distribution.

Shareholder Meetings

Because there is no requirement for annual elections of Trustees, the Funds do not anticipate having regular annual shareholder meetings. Shareholder meetings will be called as necessary to consider questions requiring a shareholder vote. The selection of the Funds’ independent accountants will be submitted to a ratification vote by the shareholders at any meetings held by the Funds.

Any change in the terms of the Declaration of Trust (except for immaterial changes like a name change), in the investment advisory agreements (except for reductions of the investment advisory fee) or in the fundamental investment limitations of a Fund must be approved by a majority of the shareholders before it can become effective.

Shareholder inquiries can be made to the offices of the Funds at the address on the cover of this SAI.

Voting Rights

The voting rights of shareholders are not cumulative. As a result, holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

A “majority” is constituted by either 50% of all shares of the Trust or 67% of the shares voted at an annual meeting or special meeting of shareholders at which at least 50% of the shares are present or represented by proxy.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust’s shares may remove a Trustee from office by votes cast in person or by proxy at a meeting called for the purpose. A Trustee may also be removed from office provided two-thirds of the holders of record of the Trust’s shares file declarations in writing with the Funds’ custodian. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust’s outstanding shares.

Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust’s net assets, if less) may require the Trust to assist a shareholder solicitation with the purpose of calling a shareholder meeting. Such assistance could include providing a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing. In the latter case, unless the SEC determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability

Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment against a shareholder under such a claim. The risk of a shareholder incurring financial loss as a result of being a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others

The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law. However, they are not protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to Madison under the terms of the investment advisory and services agreements. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectuses for the Funds, as well as “Madison Mosaic’s Guide to Doing Business” (the “Guide”) for the Government Fund and the Core Bond Fund, describe the basic procedures for investing in the Funds.  The following information concerning other investment procedures is presented to supplement the information contained in the Prospectuses and the Guide (as applicable).

Offering Price

The net asset value (“NAV”) of each Fund is calculated every day the New York Stock Exchange is open for trading. NAV is not calculated on New Year’s Day, the observance of Martin Luther King, Jr.’s Birthday, Presidents Day, Good Friday, the observance of Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and on other days the New York Stock Exchange is closed for trading. The NAV calculation for each Fund is made at the close of regular trading on the New York Stock Exchange.

NAV is determined by adding the value of all securities and other assets of a Fund, subtracting its liabilities and dividing the result by the total number of outstanding shares of that Fund. Since the Trust does not charge a “sales load,” its shares are offered and redeemed at NAV.

The Funds’ securities are valued in a number of ways. If current market quotations are readily available for a security, Madison values the security at the applicable market’s official closing price or, if none, at the mean between its bid and asked prices. For securities for which current market quotations are not readily available, Madison values them at their fair market value as determined in good faith by the Board of Trustees. Madison values securities having a remaining effective maturity of 60 days or less at amortized cost, which approximates market value.

The Board of Trustees authorized using independent pricing services to obtain daily securities prices when required.

The market for many high yield issues is not active and transactions in such issues may occur infrequently.  Accordingly, the independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities.  Such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions.

Shares in all Funds are priced by rounding to the nearest penny. NAV of shares in each Fund is expected to fluctuate daily, and Madison will make no attempt to stabilize the value of these shares.

Madison’s pricing committee is responsible for reviewing the accuracy of the Funds’ daily NAV determinations.  It reports to the Board of Trustees at least quarterly and makes any recommendations for pricing of Fund securities in the event pricing cannot be determined in accordance with established written pricing procedures approved by the Board.  Currently, the pricing committee members are Katherine Frank, Paul Lefurgey, Greg Hoppe and Jay Sekelsky (see “Management of the Fund—Trustees and Officers” for more information regarding these individuals) and David Halford and Christopher Berberet, both Vice Presidents of Madison.

Shareholder Service Policies

The Funds’ policies concerning shareholder services are subject to change from time to time. In the event of a material change, shareholders will receive an updated Prospectus or Guide (as appropriate).

Minimum Initial Investment and Minimum Balance

The Funds reserve the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing.  The Funds may also change the minimum amount for subsequent investments by 30 days’ written notice.  The notice may be provided in the Funds’ quarterly shareholder newsletter. The Funds may waive minimums and certain fees for accounts of employees, officers or Trustees of the Funds and/or Madison, or for all Funds other than COINS, for accounts opened through certain institutional relationships.  With regard to COINS, any employee of Madison this is subject to Madison’s Code of Ethics may invest in the Fund.

Special Service Charges

The Funds may, after 30 days’ written notice, impose special service charges for services that are not regularly afforded to shareholders.  These special charges may include, but are not limited to, fees for excessive exchange activity or unusual historical account research and copying requests.  The Funds’ standard service charges are also subject to adjustment from time to time.

Share Certificates

The Funds will not issue share certificates.

Crediting of Investments

The Funds reserve the right to reject any investment for Fund shares for any reason and may, at any time, suspend all new investment in a Fund.  The Funds may also decline to recognize an investment by monies wired for credit until such monies are actually received by the Funds.  This is because the Funds may be responsible for any losses resulting from changes in a Fund’s net asset value that happen because the Funds failed to receive monies from a shareholder to whom recognition for investment was given in advance of receipt of payment.

If shares are purchased by wire and the wire is not received or if shares are purchased by a check that, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately.  The shareholder that gave notice of the intended wire or submitted the check will be held fully responsible for any losses incurred by the Funds, Madison or the Distributor.

The Funds generally do not accept third party checks, credit card checks, or money orders for the purchase of  Fund shares.  In addition, the Funds will not accept checks drawn on foreign banks, nor will the Funds accept cashier’s checks for amounts less than $10,000.

Purchase Orders from Brokers

The Funds have authorized one or more brokers to accept purchase and redemption orders of Fund shares. Such brokers are authorized to delegate other intermediaries to accept purchase and redemption orders of Fund shares. An order to purchase shares that the Funds receive from a securities broker (or the broker’s delegate, as the case may be) will be considered received in proper form for the net asset value per share determined as of the close of business of the New York Stock Exchange on the day of the order. However, the broker must assure the Funds that it received the order from its customer prior to that time. Procedures established by a broker relating to the receipt, acceptance and communication of orders may require receipt and acceptance of an order by such broker at a time prior to the close of the New York Stock Exchange so that such order may receive the net asset value next calculated by the Trust for its shares.

Shareholders who invest in the Funds through a broker (or with respect to COINS, through a wrap program sponsor) may be charged a commission for handling the transaction. To avoid this fee for all but an investment in COINS, a shareholder may deal directly with the Funds anytime.

Redemptions and Checkwriting

Redemptions will take place at the NAV for the day the Funds receive the redemption order in proper form.  A redemption request may not be in proper form unless the Funds have a signed account application from the shareholder or the shareholder’s application is submitted with the withdrawal request.

The Funds reserve the right, when such action is deemed necessary to protect the interests of Fund shareholders, to refuse to honor redemption requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or satisfactory identity. The Funds reserve the right to refuse any third party redemption requests.

With regard to investments in the Government or Core Bond Funds, if a shareholder draws a check against his or her account, it will not be considered in proper form unless there are sufficient collected funds available in the account on the day the check is presented for payment.  Generally, it takes up to 10 days before checks deposited in an account are collected.  Therefore, if a shareholder plans to write a check against his or her account shortly after making an investment, the shareholder should call the Fund to make sure that the monies will be available.

Unusual Circumstances Resulting in Suspension of Payments

The Funds will use their best efforts in normal circumstances to handle redemptions timely.  However, one or both Funds may, for any reason, suspend the right of redemption or postpone payment for any shares in the Funds for any period up to seven days.

The Funds’ sole responsibility with regard to redemptions shall be to timely process redemption requests in proper form. Neither the Funds, their affiliates, nor the custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders.

Payment for shares in a Fund may be suspended or delayed for more than seven days only in limited circumstances.  These occur (1) during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; (2) when trading on such Exchange is restricted, as determined by the SEC; or (3) during any period when the SEC has, by order, permitted such suspension.

Final Payments on Closed Accounts

The redemption payment a shareholder receives when he or she closes an account will normally have all accrued dividends included.  However, when an account is closed, the Funds may make payment by check of any final dividends declared but not yet paid to the date of the redemption that closed the account.  The payment may be made on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Payments in Kind

If, in the opinion of the Board of Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Funds.  However, the Funds elected, pursuant to Rule 18f-1 under the 1940 Act, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder’s redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Funds or $250,000.

Any property of the Funds distributed to shareholders will be valued at fair value.  In disposing of any such property received from the Funds, a shareholder might incur commission costs or other transaction costs.  There is no assurance that a shareholder attempting to dispose of any such property would actually receive the full NAV for it. Except as described herein, however, the Funds intend to pay for all share redemptions in cash.

Address Changes and Lost Shareholder Accounts

It is a shareholder’s obligation to inform the Funds of address changes.

The Funds will exercise reasonable care to ascertain a shareholder’s correct address if the shareholder becomes “lost” according to the Funds’ records.  The Funds will conduct two database searches for any such shareholders and use at least one information database service.  The search will be conducted at no cost to the shareholder.  The Funds will not, however, perform such searches if the shareholder’s account is less than $25, the shareholder is not a natural person or the Funds receive documentation that the shareholder is deceased.  If the Funds cannot locate the shareholder after such procedures, the account may be escheated to the state of the shareholder’s last residence as shown in the Funds’ records.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although the Funds reserve the right to reinvest any dividend check that remains outstanding longer than six months.

Dividend Payments

Dividends are paid to shareholders at the time they are determined. For all but COINS, dividends are paid in the form of additional shares of the Funds credited to a shareholder’s account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.  For COINS, dividends are paid in the form of cash, unless an election is made to receive shares.

Substantially all of each Fund’s accumulated net income is declared as dividends and distributed monthly (in the case of the Government, Core Bond and COINS Funds) or at least annually and typically quarterly (in the case of the Institutional Bond Fund).  Each Fund calculates its accumulated net income just prior to calculating its net asset value. The amount of such net income reflects interest income (plus any original discount earned less premium amortized) and expenses accrued by the Fund since the previously declared dividend.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in NAV per share of each Fund.  Premium on securities purchased is amortized daily as a charge against income.

Shareholders will receive notice of payment of dividends quarterly.  For tax purposes, shareholders will also receive an annual summary of dividends paid by the Funds and the extent to which they constitute capital gains dividends.  If a shareholder purchases shares as of a particular NAV determination (i.e., the close of regular trading on the New York Stock Exchange) on a given day, he or she will not be considered a shareholder of record for the dividend declaration made that day.  If a shareholder withdraws as of such determination, he or she will be considered a shareholder of record with respect to the shares withdrawn.  A “business day” will be any day the New York Stock Exchange is open for trading.

TAXATION OF THE TRUST

Federal Income Tax Requirements

To qualify as a “regulated investment company” and avoid Fund-level federal income tax under the Code, each Fund must, among other things, distribute its net income and net capital gains in the fiscal year in which it is earned. The Code also requires each Fund to distribute at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year-end in order to avoid a 4% excise tax. The Funds intend to distribute all taxable income to the extent it is realized to avoid federal excise taxes.

To qualify as a regulated investment company under the Code, each Fund must also derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities and certain other types of income.  Should any Fund fail to qualify as a “regulated investment company” under the Code, it would be taxed as a corporation with no allowable deduction for distributing dividends.

Tax Consequences to Shareholders

Shareholders of a Fund will be subject to federal income tax on any ordinary net income and net capital gains realized by the Fund and distributed to them as regular or capital gains dividends. It does not matter whether the dividend is distributed in cash or in the form of additional shares. Generally, dividends declared by the Funds during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared.

Madison can sell any securities held by a Fund or which Madison has committed to purchase. Since profits realized from such sales are classified as capital gains, they would be subject to capital gains taxes.

Wash Sales

If a shareholder receives dividends on shares held for less than six months, any loss on the sale or exchange of such shares will be disallowed up to the value of such dividends.

Dividends Received Deduction

No portion of the dividends paid by the Funds to shareholders is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

28% Withholding

A shareholder may be subject to a 28% withholding requirement on transactions with the Funds if he or she (1) fails to comply with the interest and dividends “back-up” withholding provisions of the Code (by accurately filing Form W-9 or its equivalent, when required); or (2) fails to properly report dividend or interest income, as determined by the Internal Revenue Service.

Personal Holding Company

The Funds reserve the right to involuntarily redeem shares if ownership of Fund shares has or may become concentrated as to make a Fund a personal holding company under the Code.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on the Funds or their shareholders.  There may be other federal, state or local tax considerations applicable to the Funds or their shareholders.  Shareholders are urged to consult their own tax advisors.

FINANCIAL STATEMENTS

Audited financial statements for the Funds, together with the report of Grant Thornton LLP, independent registered public accounting firm, for the fiscal year ended December 31, 2009, appear in the Funds’ Annual Reports to Shareholders for the fiscal year ended December 31, 2009, which is incorporated herein by reference.  Copies of the Annual Reports may be obtained free of charge by writing to the Funds at 550 Science Drive, Madison, Wisconsin 53711, or by calling 1-800-368-3195.

Appendix A
MADISON INVESTMENT ADVISORS, INC.
MADISON MOSAIC, LLC
MADISON ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Madison’s policies regarding voting the proxies of securities held in client accounts depend on the nature of its relationship to the client. When Madison is an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when Madison votes client proxies, it must do so in the client’s best interests as described below by these policies.

Regular Accounts
Madison does not assume the role of an active shareholder when managing client accounts. If Madison is dissatisfied with the performance of a particular company, it will generally reduce or terminate the fund’s position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy
As stated above, Madison’s goal and intent is to vote all proxies in the client’s best interests. For practical purposes, unless Madison makes an affirmative decision to the contrary, when it votes a proxy as the board of directors of a company recommends, it means Madison agrees with the board that voting in such manner is in the interests of its clients as shareholders of the company for the reasons stated by the board. However, if Madison believes that voting as the board of directors recommends would not be in a client’s best interests, then Madison must vote against the board’s recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless Madison is not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, Madison must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by Madison inadvertently, promptly forward them to the client.

Documenting Madison’s Decisions
In cases where a proxy will NOT be voted or, as described below, voted against the board of directors recommendation, Madison’s policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, because Madison may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining Madison’s action or inaction, as the case may be.

Alternatively, or in addition to such notation, Madison may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the board recommends NOT be in the client’s best interests?
Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the board of directors recommending an action that could dilute or otherwise diminish the value of the client’s position? (This question is more complex than it looks: Madison must consider the time frames involved for both the client and the issuer. For example, if the board of directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, Madison would vote as the board recommended for if Madison is holding the security for clients as a long-term investment. However, if the investment is close to Madison’s valuation limits and Madison is anticipating eliminating the position in the short-term, then it would be in its clients’ best interests to vote against management’s recommendation.)

2. If so, would Madison be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management’s proposal?

3. Is the board of directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if Madison were to liquidate the position. In such a situation, Madison might vote against management’s recommendation if Madison believe a “No” vote could help prevent future share price depreciation resulting from management’s proposal or if Madison believe the value of the investment will appreciate if management’s proposal fails. A typical recent example of this type of decision is the case of a board recommendation not to expense stock options, where Madison would vote against management’s recommendation because Madison believes expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the board of directors recommendation cause Madison to violate its client’s investment guidelines? (For example, a board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any U.S. exchange or in U.S. dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible Madison would, nevertheless, vote in favor of a board’s recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean Madison will consider any client-provided proxy voting guidelines. Madison’s policy is that client investment guidelines may not include proxy voting guidelines if Madison will vote account proxies. Rather, Madison will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, Madison must “second guess” the board of directors to determine if their recommendation is in the best interests of its clients, regardless of whether the board thinks its recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect Madison’s clients’ investment.

In making its decisions, to the extent Madison relies on any analysis outside of the information contained in the proxy statements, Madison must retain a record of such information in the same manner as other books and records (two years in the office, five years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC’s EDGAR database, Madison must keep a copy of the proxy statement.

Addressing Conflicts of Interest
Although it is not likely, in the event there is a conflict of interest between Madison and its client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) Madison has a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), Madison’s policy is to alert affected client(s) of the conflict before voting and indicate the manner in which Madison will vote. In such circumstances, Madison’s client(s) may instruct it to vote in a different manner. In any case, Madison must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund Madison manages, then Madison must present the material conflict to the board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then Madison may present the conflict to the wrap sponsor, as its agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, Madison is seeking the auditor as a client or Madison has a significant business relationship with the auditor), electing an uncontested board of directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund board, Madison will employ the services of an independent third party “proxy services firm” to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.

Once any member of the relevant portfolio management team determines that it would be in Madison’s clients’ best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from Madison’s general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between Madison and clients that would affect the manner by which Madison votes a proxy. Madison maintains a “conflicted list” for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above.

ERISA Fiduciary Accounts
As a general rule, an ERISA plan Trustee is required to vote proxies. However, the fiduciary act of managing plan assets includes the responsibility to vote proxies on plan-owned stock when the named fiduciary has delegated management responsibility to an investment manager. Therefore, unless another named fiduciary (Trustee, another investment manager, consultant, plan administrator, employer, etc.) for any ERISA client expressly reserves the right to vote proxies, Madison is required to do so. In most cases, the plan document will specify who is required to vote proxies.

It is important that Madison’s investment management agreement (or the ERISA client’s plan document) (collectively, the “Contracts”) address the issue of who is responsible for voting proxies.

1. If the Contracts expressly preclude Madison from voting proxies, then the Trustee must vote proxies attributable to its ERISA client’s accounts.
2. On the other hand, if the Contracts are silent or simply state that Madison “may” vote proxies, then it is its fiduciary duty to affirmatively vote under ERISA.

ERISA requires Madison, when it is responsible for voting proxies:
1. To maintain voting records for review by the named fiduciary of the plan; and
2. Ensure that the custodian (or plan Trustee, as the case may be) forwards to Madison all proxies received so that Madison may vote them in a timely manner.

Madison’s general policy is to vote all ERISA plan proxies received in the same manner as Madison vote non-ERISA plan proxies described above. Again, as a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet).

Additional Recordkeeping Rules Related to Proxy Voting
Madison must keep any written documents (including email) Madison prepared that were material to making a decision on how to vote a proxy (or that memorialized the basis for its decision). As noted above, Madison need not keep a copy of the actual proxy statements Madison received if they are available on the SEC’s EDGAR database.

Madison must keep in the applicable client file records of written client requests for proxy voting information. Madison must, of course, also keep a copy in the client file of any of its written responses to clients who asked for such information either in writing or orally.

Madison retained the services of ProxyEdge to maintain the records of the proxy votes Madison cast on behalf of clients. To the extent Madison votes any proxies outside of this service (for example, for logistical purposes, certain Madison Scottsdale proxies may not be maintained by this service), then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

Last updated July 1, 2009

Appendix B

QUALITY RATINGS

Any investment Madison makes for the Funds will have a “quality rating” determined principally by ratings assigned by a nationally recognized statistical rating organization (an “NRSRO”).  Otherwise, Madison will assign a rating according to comparable standards when there is no published rating or when published ratings differ or are considered obsolete.

Quality ratings will often be determined by referring to the ratings assigned by the two primary NRSROs that rate securities:  Moody’s Investors Service, Inc. (“Moody’s”) and Standard and Poor’s Corporation (“S&P”).  In cases where more than one NRSRO rates an issue, it will be graded according to whichever rating Madison deems appropriate.  In cases where no organization rates an issue, Madison will grade it using the following standards that it believes are comparable to those followed by the NRSROs.

Bonds.  Moody’s uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations.  Bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Bonds rated A are considered upper medium grade by each organization.  Protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

The Institutional Bond Fund does not invest in issues rated below A.

Bonds rated Baa or BBB are considered medium grade obligations.  Protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

The Government Fund does not invest in issues rated below Baa or BBB or equivalent unrated issues.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Obligations rated Baa or above by Moody’s or rated BBB or above by S&P are considered “investment grade” securities, whereas lower rated obligations are considered “speculative grade” securities.

Bond ratings may be further enhanced by the notation “+” or “-.”  For purposes of the Funds and their investment policies and restrictions, such notations shall be disregarded. Thus, for example, bonds rated BBB- are considered investment grade while bonds rated BB+ are not.

Notes.  Moody’s rates shorter term issues with “Moody’s Investment Grade” or “MIG” designations, MIG-1, MIG-2 and MIG-3; it assigns separate “VMIG” ratings, VMIG-1, VMIG-2 and VMIG-3, to variable rate demand obligations for which the issuer or a third-party financial institution guarantees to repurchase the obligation upon demand from the holder.

MIG-1 and VMIG-1 notes are of the best quality, enjoying strong protection from established cash flows for debt service or well established and broadly based access to the market for refinancing. MIG-2 and VMIG-2 notes are of high quality, with ample margins of protection, but not as well protected as the highest rated issues.  MIG-3 and VMIG-3 notes are of favorable quality, having all major elements of security, but lacking the undeniable strength of the higher rated issues and having less certain access to the market for refinancing.

S&P assigns the ratings, SP-1, SP-2, and SP-3, to shorter term municipal issues, which are comparable to Moody’s MIG-1, MIG-2 and MIG-3 ratings, respectively.

Commercial Paper.  Commercial paper, only some of which may be tax-exempt, is rated by Moody’s with “Prime” or “P” designations, as P-1, P-2 or P-3, all of which are considered investment grades.  In assigning its rating, Moody’s considers a number of credit characteristics of the issuer, including:  (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies.

P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; and P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3.  To receive a rating from S&P, the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing.  The issuer’s basic earnings and cash flow must have an upward trend (except for unusual circumstances) and typically, the issuer has a strong position in a well-established industry. S&P assigns the individual ratings A-1, A-2 and A-3 based on its assessment of the issuer’s relative strengths and weakness within the group of ratable companies.

PART C
OTHER INFORMATION

Madison Mosaic Income Trust
Item 23.  Exhibits

See “Exhibit Index.”

Item 24.  Persons Controlled by or Under Common Control With Registrant

None.

Item 25.  Indemnification

The Registrant maintains a Directors and Officers Errors and Omissions Policy that covers the officers and Trustees of the Registrant as well as the officers and directors of the Registrant’s advisor and its affiliates (referred to as an “Insured” or the “Insureds”). The policy does not protect against any liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of an Insured's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to any provision of the Registrant’s Declaration of Trust, the Registrant and its officers and Trustees have been advised that in the opinion of the Securities and Exchange Commission (the “SEC”), such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by an Insured in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, subject to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

The investment adviser for the Government Fund, Core Bond Fund, Institutional Bond Fund and Corporate Income Shares series of the Registrant is Madison Investment Advisors, Inc. (“MIA”) and Madison Mosaic, LLC (“Madison Mosaic”), a wholly owned subsidiary of MIA. MIA and Madison Mosaic are collectively referred to herein as the “Investment Adviser.” See the section in Part A entitled “Management” for a more complete description.

To the best of Registrant’s knowledge, none of the officers and directors of the Investment Adviser is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years (other than their association with MIA and its affiliates).  See the section in Part B entitled “Management of the Fund – Management Information” for more information regarding the officers and directors of the Investment Adviser.  Also refer to Part I of the Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC, for MIA and Madison Mosaic.

Item 27.  Principal Underwriter

a.
Mosaic Funds Distributor, LLC (“MFD”), a registered broker-dealer, is the principal distributor of Registrant’s shares.  MFD does not act as principal underwriter, distributor, depositor or investment adviser for any investment company other than Registrant, MEMBERS Mutual Funds, the Ultra Series Fund, and Madison Mosaic Government Money Market, Tax-Free and Equity Trusts.  The principal business address for MFD is 550 Science Drive, Madison, WI 53711.  MFD is a wholly owned subsidiary of MIA.

b.	The officers and directors of MFD are as follows:

Name and Principal Business Address	Positions and Offices with the Underwriter	Positions and Offices with Registrant
W. Richard Mason*	Principal, Chief Compliance Officer and Financial Operations Principal	Chief Compliance Officer, Corporate Counsel and Assistant Secretary

Pamela M. Krill**	General Counsel and Chief Legal Officer	General Counsel, Chief Legal Officer and Assistant Secretary

Lydia R. Kiebzak**	Branch Manager	None

Frank E. Burgess**, ***	President of Managing Member	Trustee and Vice President

*The principal business address of this persons is:  8777 North Gainey Center Drive, Scottsdale, AZ 85258.
**The principal business address of these persons is:  550 Science Drive, Madison, WI 53711.
***Mr. Burgess is the President of MIA, which is the managing member of MFD.

c.	There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

Item 28.  Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.	Madison Investment Advisors, Inc.
550 Science Drive
Madison, WI 53711

c.	Mosaic Funds Distributor, LLC
8777 North Gainey Center Drive, Suite 220
Scottsdale, AZ 85258

d.	U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

e.	U.S. Bank, N.A.
1555 North River Center Drive, Suite 302,
Milwaukee, WI 53212

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 1st day of March, 2010.

Madison Mosaic Income Trust

By:  /s/ Katherine L. Frank
Katherine L. Frank
President

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signatures	Title	Date

/s/Katherine L. Frank	President and Trustee (Principal	March 1, 2010
Katherine L. Frank	Executive Officer)

/s/Greg Hoppe	Treasurer (Principal Financial	March 1, 2010
Greg Hoppe	Officer)

*	Trustee	March 1, 2010
Frank E. Burgess

*	Trustee	March 1, 2010
Lorence D. Wheeler

*	Trustee	March 1, 2010
James R. Imhoff, Jr.

*	Trustee	March 1, 2010
Philip E. Blake

*By: /s/ Pamela M. Krill
Pamela M. Krill
*Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

EXHIBIT INDEX
	Exhibit	Incorporated by Reference to	Filed Herewith

(a)	Declaration of Trust, as amended and supplemented to date		X

(b)	By-Laws, as amended and supplemented to date		X

(c)	Incorporated by reference to the Declaration of Trust

(d)	Investment Advisory Agreement with Madison Investment Advisors, Inc. and Madison Mosaic, LLC (collectively, the “Investment Adviser”) dated July 31, 1996 (as amended through April 1, 2008)		X

(e)	Distribution Agreement with predecessor to Mosaic Funds Distributor, LLC dated July 30, 1998 (as amended to change the name of the distributor October 29, 1998)	PEA No. 20 to this Form N-1A Registration Statement filed on February 26, 1999

(f)	Not Applicable

(g.1)	Custodian Agreement with the predecessor to U.S. Bank, N.A. dated July 1, 2001		X

(g.2)	Amendment to Custodian Agreement with U.S. Bank, N.A. dated March 1, 2006	PEA No. 29 to this Form N-1A Registration Statement filed on May 1, 2006

(g.3)	Amendment to Custodian Agreement with U.S. Bank, N.A. dated September 29, 2009		X

(h.1)	Transfer Agency Agreement with U.S. Bancorp Fund Services, LLC dated February 23, 2009		X

(h.2)	Amended and Restated Services Agreement with the Investment Adviser dated February 6, 2009	PEA No. 33 to this Form N-1A Registration Statement filed on May 1, 2009

(i)	Opinion and Consent of Sullivan & Worcester LLP dated May 27, 1997	Form 24F-2 filed on May 28, 1997

(j)	Consent of Grant Thornton LLP		X

(k)	Not Applicable

(l)	Not Applicable

(m)	Not Applicable

(n)	Not Applicable

(o)	Reserved

(p)	Madison Mosaic, LLC, Madison Investment Advisors, Inc., Mosaic Funds Distributor, LLC, and Madison Mosaic Income Trust Code of Ethics effective July 1, 2009		X

(q)	Powers of Attorney for each Trustee of Madison Mosaic Income Trust		X

____________________

X  Filed herewith.